Intrepid Capital Fund Institutional Class (Ticker: ICMVX) Investor Class (Ticker: ICMBX)	Intrepid Income Fund Institutional Class (Ticker: ICMUX) Investor Class (Not Available for Sale)
Intrepid Endurance Fund Institutional Class (Ticker: ICMZX) Investor Class (Ticker: ICMAX)	Intrepid Disciplined Value Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMCX)
Prospectus
January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website www.intrepidcapitalfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-996-FUND, sending an e-mail request to invest@intrepidcapitalfunds.com, or by enrolling at www.intrepidcapitalfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-866-996-FUND or send an email request to invest@intrepidcapitalfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Intrepid Capital Fund
Investment Objective: The Intrepid Capital Fund (the “Fund” in this Summary) seeks long-term capital appreciation and high current income.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.29%	0.29%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waiver and/or Expense Reimbursement(2)	-0.13%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.41%	1.16%

(1)
“Other Expenses” include Acquired Fund Fees and Expenses of one basis point. As a result, Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include Acquired Fund Fees and Expenses.

(2)
Intrepid Capital Management, Inc. (the “Adviser”) has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.15% of the average daily net assets of the Fund. This expense limitation agreement will continue in effect until January 31, 2021. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$144	$474	$827	$1,823
Institutional Class	$118	$396	$695	$1,545
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the Fund invests primarily in a diversified portfolio of undervalued small and medium capitalization (i.e., less than $25 billion of market capitalization) equity securities and high yield securities (also known as “junk bonds”). The Fund believes an equity security is undervalued if the market value of the outstanding equity security is less than the intrinsic value of the company issuing the equity security. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options, exchange-traded funds (“ETFs”) and foreign securities, which include American Depository Receipts (“ADRs”).
The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet. The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates. The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.
The Fund’s investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase. Duration is a measure of a debt security’s price sensitivity, taking into account a debt security’s cash flows over time. For example, a security with a duration of five years would likely drop five percent in value if interest rates rose one percentage point.

Additionally, the Fund’s investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below-investment grade by a nationally recognized statistical rating agency. The Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.
In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The following risks could affect the value of your investment:

•
Equity Securities Risks: Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
Market Risk: In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Securities selected for the Fund’s portfolio may decline in value more than the overall stock market.

•
Small and Medium Capitalization Company Risk: The Fund invests in small and medium capitalization companies that tend to be more volatile and less liquid than large capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities. Small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Value Investing Risk: The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the U.S., may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Interest Rate Risk: The risk associated with a trend of increasing interest rates which results in drop in value of the bonds and other debt securities. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments.

•
Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Adviser might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. Many debt securities utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR has come under pressure following manipulation allegations. Further, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced that it intends to stop encouraging or compelling banks to submit rates for the calculation of LIBOR rates after 2021 (“FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis is not guaranteed after 2021 and, based on the foregoing, it appears likely that LIBOR will be discontinued or modified by 2021. If LIBOR in its current form does not survive or if an alternative index is chosen, the market value and/or liquidity of securities with distributions or interest rates based on LIBOR could be adversely affected.

•
Credit Risk: The risk of investing in bonds and debt securities whose issuers may not be able to make interest and principal payments. In turn, issuers’ inability to make payments may lower the credit quality of the security and lead to greater volatility in the price of the security.

•
High Yield Risk: The risk of loss on investments in high yield securities or “junk bonds.” These securities are rated below investment grade, are usually less liquid, have greater credit risk than investment grade debt securities, and their market values tend to be volatile. They are more likely to default than investment grade securities when adverse economic and business conditions are present.

•
Liquidity Risk: The risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

•	Cash Position Risk: The ability of the Fund to meet its objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

•
Exchange-Traded Fund Risk: The risk of owning an ETF generally reflects the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Investor Class shares (the Class with the longest period of annual returns). The table shows how the Fund’s average annual returns over 1, 5, and 10 years compare with those of a broad measure of market performance, as well as additional indices that reflect the market sectors in which the Fund invests. For additional information on the indices, please see “Index Descriptions” in this Prospectus. The performance for the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the Investor Class shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid Capital Fund – Investor Class
Calendar Year Total Returns as of 12/31
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	December 31, 2011	7.27%
Worst Quarter	December 31, 2018	-11.42%
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2019)

	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	6.44%	1.35%	5.42%
Return After Taxes on Distributions	4.41%	0.12%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	0.69%	3.84%
Institutional Class
Return Before Taxes	6.55%	1.60%	N/A
Bloomberg Barclays Combined 1-5Y TR Index (60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index 1-5YR TR Index) (reflects no deduction for fees, expenses or taxes)	20.47%	7.93%	9.06%
Bloomberg Barclays Combined Index (60% S&P 500® Index/40% Bloomberg Barclays U.S. Gov/Credit Index) (reflects no deduction for fees, expenses or taxes)	22.64%	8.45%	9.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index (reflects no deduction for fees, expenses or taxes)	5.01%	2.03%	2.13%
Bloomberg Barclays U.S. Gov/Credit Index (reflects no deduction for fees, expenses or taxes)	9.71%	3.23%	3.96%

(1) The Bloomberg Barclays Combined 1-5Y TR Index has replaced the S&P 500® Index as the Fund’s primary benchmark. The Advisor believes that the new index better reflects the Fund’s investments.
The Fund uses the S&P 500® Index, Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index, Bloomberg Barclays Combined Index, and Bloomberg Barclays U.S. Gov/Credit Index as additional indices because they compare the Fund’s performance with the returns of indices holding investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in this Prospectus.
The Fund offers two Classes of shares. Investor Class shares commenced operations on January 3, 2005 and Institutional Class shares commenced operations on April 30, 2010.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.
Management
Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser for the Fund.
Portfolio Manager: Mark Travis has served as the portfolio manager of the Fund since its inception in 2005 and is the President of the Adviser. Clay Kirkland, CFA®, Matt Parker, CFA®, CPA, Hunter Hayes, and Joe Van Cavage, CFA®, have served as part of the investment team of the Fund since 2019.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

Intrepid Endurance Fund
Investment Objective: The Intrepid Endurance Fund (the “Fund” in this Summary) seeks long-term capital appreciation.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.23%	None
Other Expenses(1)	0.33%	0.33%
Total Annual Fund Operating Expenses	1.56%	1.33%
Fee Waiver and/or Expense Reimbursement(2)	-0.17%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.39%	1.16%

(1)
“Other Expenses” include Acquired Fund Fees and Expenses of less than one basis point. As a result, Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include Acquired Fund Fees and Expenses.

(2)
The Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.15% of the average daily net assets of the Fund. This expense limitation agreement will continue in effect until January 31, 2021. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$476	$834	$1,842
Institutional Class	$118	$405	$713	$1,587
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the Fund primarily invests in a diversified portfolio of equity securities of small capitalization companies. The Fund defines small capitalization companies to include companies having a capitalization that does not exceed the upper limit of the capitalization ranges of the highest of the Morningstar Small Cap Index, Index, the S&P SmallCap 600® Index or the Dow Jones US Small Cap Total Stock Market Index during the most recent 12 months. For the 12 months ended December 31, 2019 this limit was approximately $9.2 billion. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options, ETFs and foreign securities, which include ADRs.
The Fund invests in undervalued equity securities and believes an equity security is undervalued if the market value of the outstanding equity security is less than the intrinsic value of the company issuing the equity security. The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet. The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates. The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry. In determining the presence of these factors, the Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission as well as industry publications. The Fund may engage in short-term trading.

The Fund may hold in excess of 25% of its assets in cash or cash equivalents at any time and for an extended time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The following risks could affect the value of your investment:

•
Equity Securities Risks: Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•	Market Risk: Securities selected for the Fund’s portfolio may decline in value more than the overall stock market.

•
Small-Capitalization Company Risk: The risk of investing in the stocks of smaller companies. Small companies can be more sensitive to changing economic conditions. Stocks of smaller companies are more volatile, often have less trading volume than those of larger companies and are more difficult to sell at quoted market prices.

•
Value Investing Risk: The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the U.S., may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Liquidity Risk: The risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

•	Cash Position Risk: The ability of the Fund to meet its objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

•
Exchange-Traded Fund Risk: The risk of owning an ETF generally reflects the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Investor Class shares (the Class with the longest period of annual returns). The table shows how the Fund’s average annual returns over 1, 5 and 10 years compare with those of a broad measure of market performance For additional information on the index, please see “Index Descriptions” in this Prospectus. The performance for the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the Investor Class shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid Endurance Fund – Investor Class
Calendar Year Total Returns as of 12/31
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	September 30, 2010	9.23%
Worst Quarter	September 30, 2011	-9.11%
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2019)

	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	6.53%	0.93%	4.57%
Return After Taxes on Distributions	6.29%	0.48%	3.32%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	0.60%	3.40%
Institutional Class
Return Before Taxes	6.88%	1.17%	4.82%
Morningstar U.S. Small Cap Total Return Index (reflects no deduction for fees, expenses or taxes)	25.96%	7.81%	12.08%
The Fund offers two Classes of shares. Investor Class shares commenced operations on October 3, 2005 and Institutional Class shares commenced operations on November 3, 2009.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k)

plans or IRAs. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary.
Management
Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: Matt Parker, CFA®, CPA has served as co-lead portfolio manager of the Fund since 2019 and is a Vice President of the Adviser. Joe Van Cavage, CFA® has served as co-lead portfolio manager of the Fund since 2019 and is a Vice President of the Advisor. Hunter Hayes has served as part of the investment team since 2019.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

Intrepid Income Fund
Investment Objective: The Intrepid Income Fund (the “Fund” in this Summary) seeks high current income and capital appreciation.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.35%	1.10%
Fee Waiver and/or Expense Reimbursement(2)	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.16%	0.91%

(1)
“Other Expenses” are based on estimated expenses for the current fiscal year for the Investor Class shares. “Other Expenses” include Acquired Fund Fees and Expenses of one basis point. As a result, Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include Acquired Fund Fees and Expenses.

(2)
The Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.15% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 0.90% of the average daily net assets for the Institutional Class shares.  This expense limitation agreement will continue in effect until January 31, 2021. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$118	$409	$721	$1,607
Institutional Class	$93	$331	$588	$1,323
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the Fund primarily invests in a diversified portfolio of fixed-income securities. The Fund’s fixed income securities will consist principally of high-yield corporate debt securities (sometimes referred to as “junk bonds”), bank debt (including loan assignments and participations), convertible debt, and U.S. Government securities. The Fund may also invest in investment grade corporate debt securities, as well as the debt of foreign companies. Foreign companies, or non-U.S. companies, are companies domiciled or headquartered outside of the U.S., or whose primary business activities or principal trading markets are located outside of the U.S. High yield securities typically pay high current interest. They also offer the potential for capital appreciation when purchased at a discount to par value or when favorable company-specific events occur. The Fund’s investment advisor performs deep fundamental credit analysis in selecting debt securities for the Fund, and the Fund’s holdings will not be limited by credit quality, sector, or geography. The Fund’s investments in debt instruments will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase. Duration is a measure of a debt security’s price sensitivity taking into account a debt security’s cash flows over time. For example, a security with a duration of five years would likely drop five percent in value if interest rates rose one percentage point.
In addition, the Fund may invest in equity securities, consisting principally of dividend-paying common stock or preferred stock. The Fund will typically seek dividend-paying equity and preferred securities that it believes are undervalued based on internal appraisals of such securities’ intrinsic values. The Fund typically determines the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of the business as a whole, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) to arrive at an estimate of the equity security’s intrinsic value. If a dividend paying common stock or preferred stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the security.
The Adviser may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions and its own credit analyses to determine the creditworthiness and potential for capital appreciation of a security.
In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional securities.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The following risks could affect the value of your investment:

•
Market Risk: In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Securities selected for the Fund’s portfolio may decline in value more than the overall stock market.

•
Interest Rate Risk: The risk associated with a trend of increasing interest rates which results in drop in value of the bonds and other debt securities. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments.

•
Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Adviser might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. Many debt securities utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR has come under pressure following manipulation allegations. Further, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced that it intends to stop encouraging or compelling banks to submit rates for the calculation of LIBOR rates after 2021 (“FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis is not guaranteed after 2021 and, based on the foregoing, it appears likely that LIBOR will be discontinued or modified by

2021. If LIBOR in its current form does not survive or if an alternative index is chosen, the market value and/or liquidity or securities with distributions or interest rates based on LIBOR could be adversely affected.

•
Credit Risk: The risk of investing in bonds and debt securities whose issuers may not be able to make interest and principal payments. In turn, issuers’ inability to make payments may lower the credit quality of the security and lead to greater volatility in the price of the security.

•
High Yield Risk: The risk of loss on investments in high yield securities or “junk bonds.” These securities are rated below investment grade, are usually less liquid, have greater credit risk than investment grade debt securities, and their market values tend to be volatile. They are more likely to default than investment grade securities when adverse economic and business conditions are present.

•
Liquidity Risk: The risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

•	Cash Position Risk: The ability of the Fund to meet its objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (the only Class currently available for sale). The table shows how the Fund’s average annual returns over 1, 5 and 10 years compare with those of a broad-based market index, as well as additional indices that reflect the market sectors in which the Fund invests. For additional information on the indices, please see “Index Description” in this Prospectus. No performance information is available for the Investor Class shares since that class is currently not available for sale. The performance for the Investor Class shares would differ only to the extent that the Investor Class shares have different expenses than the Institutional Class shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid Income Fund – Institutional Class
Calendar Year Total Returns as of 12/31
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	June 30, 2016	4.20%
Worst Quarter	December 31, 2014	-2.82%
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2019)

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	4.65%	3.16%	3.51%
Return After Taxes on Distributions	3.25%	1.86%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	2.76%	1.87%	2.11%
Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index (reflects no deduction for fees, expenses or taxes)	5.01%	2.03%	2.13%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)(1)	8.72%	3.05%	3.75%
(1) The Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index has replaced the the Bloomberg Barclays U.S. Aggregate Bond Index as the Fund’s primary benchmark. The Advisor believes that the new index better reflects the Fund’s investments. For additional information on the indices, please see “Index Descriptions” in this Prospectus.
Institutional Class shares commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007 and ceased operations on January 31, 2014, and includes expenses that are not applicable to and are higher than those of Institutional Class shares. After-tax returns are calculated using the historical highest individual federal stated income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
Management
Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: Mark Travis has served as the portfolio manager of the Fund since 2018 and co-lead portfolio manager of the Fund since 2019 and is the President of the Adviser. Hunter Hayes has served as co-lead portfolio manager of the Fund since 2019 and is a Vice President of the Adviser.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

nIntrepid Disciplined Value Fund
Investment Objective: The Intrepid Disciplined Value Fund (the “Fund” in this Summary) seeks long-term capital appreciation.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.38%	0.38%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.65%	1.40%
Fee Waiver and/or Expense Reimbursement(3)	-0.33%	-0.33%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.32%	1.07%

(1)	“Other Expenses” are based on estimated expenses for the current fiscal year for the Institutional Class shares.

(2)
As a result of these expenses, Total Annual Fund Operating Expenses in the table above do not correlate to the ratios of Expenses to Average Net Assets, found within the “Financial Highlights” section of this Prospectus, which does not include Acquired Fund Fees and Expenses.

(3)
The Adviser has contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed 1.30% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.05% of the average daily net assets for the Institutional Class shares. Accordingly, Total Fund Operating Expenses have been restated to reflect the fee waiver in effect. This expense limitation agreement will continue in effect until January 31, 2021. The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for two years). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$134	$488	$866	$1,927
Institutional Class	$109	$411	$734	$1,651
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the Fund invests in a diversified portfolio of equity securities of companies. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible preferred stocks, warrants, options, ETFs and foreign securities, which include ADRs. The Fund invests in undervalued equity securities and believes an equity security is undervalued if the market value of the outstanding equity security is less than the intrinsic value of the company issuing the equity security. The Fund seeks to invest in equity securities whose future prospects are misunderstood or not fully recognized by the market. The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet. The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates. The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry. In determining the presence of these factors, the Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission as well as industry publications.
In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time. The Fund expects that it may maintain substantial cash positions when the Adviser determines that such cash holdings, given the risks the Adviser believes to be present in the market, are more beneficial to shareholders than investment in additional equity securities.

Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The following risks could affect the value of your investment:

•
Equity Securities Risks: Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•
Market Risk: In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Securities selected for the Fund’s portfolio may decline in value more than the overall stock market.

•
Small and Medium Capitalization Company Risk: The Fund may invest in small and medium capitalization companies that tend to be more volatile and less liquid than large capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities. Small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Value Investing Risk: The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the U.S., may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
ADR Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•
Liquidity Risk: The risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

•	Cash Position Risk: The ability of the Fund to meet its objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

•
Exchange-Traded Fund Risk: The risk of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Investor Class shares (the only Class currently available for sale). The table shows how the Fund’s average annual returns over 1, 5 and 10 years compare with those of a broad measure of market performance and a secondary index provided to offer a broader market perspective that reflects market sectors in which the Fund invests. For additional information on the indices, please see “Index Descriptions” in this Prospectus. No performance information is available for the Institutional Class shares since that class had not commenced operations as of the date of this Prospectus. The performance for the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the Investor Class shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid Disciplined Value Fund – Investor Class
Calendar Year Total Returns as of 12/31
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	December 31, 2011	9.86%
Worst Quarter	September 30, 2011	-13.58%
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2019)

	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	9.33%	1.65%	5.92%
Return After Taxes on Distributions	9.21%	0.83%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	5.61%	1.14%	4.47%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	26.20%	9.03%	12.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	31.49%	11.70%	13.56%
S&P MidCap 400® Value Index (reflects no deduction for fees, expenses or taxes)	26.07%	8.07%	12.16%
(1) The S&P MidCap 400® Index has replaced the S&P 500® Index as the Fund’s primary benchmark. The Advisor believes that the new index better reflects the Fund’s investments.
The Fund uses the S&P MidCap 400® Value Index and S&P 500® Index as additional indices because the information shows how the Fund’s performance compares with the returns of an indices holding investments similar to those of the Fund. For additional information on the indices, please see “Index Descriptions” in the Prospectus.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.
Management
Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: Clay Kirkland, CFA® has served as the portfolio manager of the Fund since 2018 and is a Vice President of the Adviser. Matt Parker, CFA®, CPA and Joe Van Cavage, CFA® have served as part of the investment team of the Fund since 2019.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 26.

PURCHASE AND SALE OF FUND SHARES, TAXES
AND FINANCIAL INTERMEDIARY
COMPENSATION
Purchasing Shares: Investors may purchase, exchange or redeem Fund shares by mail at Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-5207, or by telephone at 1-866-996-FUND. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Subsequent purchases and redemptions may be made by visiting the Funds’ website at www.intrepidcapitalfunds.com. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in a Fund is $2,500 for Investor Class shares and $250,000 for Institutional Class shares (except as noted in the next sentence). The minimum initial amount of investment in the Institutional Class shares of the Intrepid Income Fund is $2,500. Subsequent investments in the Investor Class or Institutional Class shares of a Fund may be made with a minimum investment of $100. Institutional Class shares of the Intrepid Disciplined Value Fund is not currently available for sale. Investor Class shares of the Intrepid Income Fund are not currently available for sale.
Tax Information: The Funds’ distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case such distributions may be subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Ask your advisor or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS’
INVESTMENT STRATEGIES AND
PRINCIPAL RISKS
INVESTMENT OBJECTIVE
Please remember that an investment objective is not a guarantee. An investment in one of the Funds might not appreciate and investors could lose money. Each Fund may change its investment objective without obtaining shareholder approval.
Each Fund may hold in excess of 25% of its assets in cash or cash equivalents at any time or for an extended time. To the extent a Fund holds assets in cash (or cash equivalents) and is otherwise uninvested, the ability of the Fund to meet its objective may be limited. The Adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances, including holding cash for temporary defensive positions as discussed below. A Fund’s cash levels are likely to increase in market environments in which the Adviser struggles to find undervalued investments because portfolio sale decisions are made based on valuation and are independent of whether the Fund has found a replacement idea. This can reduce a Fund’s performance in rising markets.
Each Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies. Typically, these adverse conditions will result in a Fund having difficulty finding qualifying investments. A temporary defensive position means a Fund will invest some or all of its assets in money market instruments such as U.S. Treasury Bills, commercial paper or repurchase agreements (cash). A Fund may maintain a temporary defensive position for prolonged periods, until such time as it can find securities that meet its investment criteria. Even when a Fund is not taking a temporary defensive position, or the Adviser has not determined that is advisable to hold a significant cash position, the Fund will still hold some cash so that it can pay expenses, satisfy redemption requests, or take advantage of investment opportunities.

PRINCIPAL INVESTMENT STRATEGIES
Equity Security Investments
Under normal circumstances, each of the Intrepid Capital Fund and the Intrepid Disciplined Value Fund typically will hold equity securities of approximately 20 to 75 different companies, while the Intrepid Endurance Fund will generally hold equity securities of approximately 12 to 50 different companies. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options, ETFs and foreign securities, which include ADRs. When limiting their holdings to a relatively small number of positions, these Funds will invest in only the best ideas of the Adviser. However, so limiting the number of holdings may cause the performance of each Fund to be more volatile as each position is likely to have a more meaningful impact on performance than if the Fund had invested in a greater number of securities.
Each Fund typically will hold a position until either the price reaches the target valuation level or the Fund determines that the price is unlikely to reach that level. Each Fund may hold stocks for several years or longer, if necessary.
High Yield Security Investments
Under normal conditions, the Intrepid Capital Fund will typically hold high yield securities (also known as “junk bonds”) of approximately 10-40 companies with approximately 20% to 60% of the Intrepid Capital Fund’s total assets held in such high yield securities. The Intrepid Income Fund typically will hold high yield securities of approximately 10-40 companies. The Intrepid Capital Fund and the Intrepid Income Fund normally will not purchase high yield securities that are rated lower than “CCC” by Standard & Poor’s® (“S&P®”) or at least “Caa” by Moody’s Investors Service®, Inc. (“Moody’s”). Notwithstanding the foregoing, the Intrepid Income Fund may purchase or hold securities in default if it believes the default will be cured, and the Intrepid Capital Fund may purchase or hold securities in default if it believes the default will be cured or in situations where the Intrepid Capital Fund believes it is more appropriate to evaluate the security as if it were an equity investment.
The investments of the Intrepid Capital Fund and the Intrepid Income Fund in high yield securities are a means of attempting to achieve returns that exceed those of five-year treasury securities. In purchasing high yield securities, these Funds examine the universe of all high yield corporate bonds seeking those that are attractively priced relative to their risk. In assessing risk, these Funds independently assess many of the same factors considered by S&P and Moody’s. In evaluating price the Funds typically consider the lowest possible yield that could be realized in owning the security, assuming it does not default. These Funds often purchase high yield securities shortly after a credit downgrade to less than investment grade. At such times, many institutional investors may be required to sell such securities creating a selling demand that might result in more attractive pricing. Each of these Funds will sell a high yield security if the yield no longer compensates owners for the risks of holding the security or if other securities are more attractively priced relative to their risk. The former might occur if the credit weakens and the latter might occur if the issuer’s business outlook improves and the security’s yield declines.

PRINCIPAL RISKS OF INVESTING IN EACH FUND
Investors in a Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks are listed below.

	Intrepid Capital Fund	Intrepid Endurance Fund	Intrepid Income Fund	Intrepid Disciplined Value Fund
ADR Risk				✓
Cash Position Risk	✓	✓	✓	✓
Credit Risk	✓		✓
Debt/Fixed Income Securities Risk	✓		✓
Equity Securities Risk	✓	✓		✓
ETF Risk	✓	✓		✓
Foreign Securities Risk	✓	✓		✓
High Yield Risk	✓		✓
Interest Rate Risk	✓		✓
Liquidity Risk	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓
Small and Medium Capitalization Company Risk	✓	✓		✓
Value Investing Risk	✓	✓		✓

•
ADR Risk: ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•	Cash Position Risk: The ability of a Fund to meet its objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

•
Credit Risk: The issuers of the bonds and other debt securities held by a Fund may be unable to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial conditions that would lower the credit quality of the security and lead to greater volatility in the price of the security.

•
Debt/Fixed Income Securities Risk: The value of your investment in a Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests. Interest rates in the U.S. are at, or near, historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for a Fund to sell its holdings at a time when the Fund might wish to sell. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in a Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline. Distressed debt securities (“junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Distressed debt securities may also be less liquid than higher quality debt securities. Many debt securities utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR has come under pressure following manipulation allegations. Further, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced that it intends to stop encouraging or compelling banks to submit rates for the calculation of LIBOR rates after 2021 (“FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis is not guaranteed after 2021 and, based on the foregoing, it appears likely that LIBOR will be discontinued or modified by 2021. If LIBOR in its current form does not survive or if an alternative index is chosen, the market value and/or liquidity of securities with distributions or interest rates based on LIBOR could be adversely affected.

•
Equity Securities Risks: Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which a Fund invests.

•
ETFs Risk. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on a Fund’s investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly.

•
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S. or the United Kingdom’s expected exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Additionally, investments in foreign securities, whether or not publicly traded in the U.S., may involve risks which are in addition to those inherent in domestic investments, such as less demanding regulatory requirements, less demanding financial reporting requirements, and less stable economies. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies.

•
High Yield Risk: Investment in high yield securities can involve a substantial risk of loss. These securities, commonly called “junk bonds,” are rated below investment grade and considered to be speculative with respect to the issuer’s ability to pay interest and principal. They are more likely to default than investment grade securities when adverse economic and business conditions are present. High yield securities are generally much less liquid than investment grade debt securities and their market values tend to be volatile. In addition, high yield securities tend to have greater credit risk than investment grade securities.

•
Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments.

•
Liquidity Risk: The risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

•
Market Risk: In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. The prices of the securities in which each Fund invests may decline for a number of reasons.

•
Small and Medium Capitalization Risk: Small and medium capitalization companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies. Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

•
Value Investing Risk: A Fund may be wrong in its assessment of a company’s value or the market may not recognize improving fundamentals as quickly as the Fund anticipated. In such cases, the stock may not reach the price that reflects the intrinsic value of the company. There are periods when the value investing style falls out of favor with investors and in such periods a Fund may not perform as well as other mutual funds investing in common stocks.

Because of these risks, each Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.
NON-PRINCIPAL RISKS OF INVESTING IN FUNDS
The Funds are subject to the following non-principal risks:

•
Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser and/or the Funds’ service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•
Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil.

The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).
MANAGEMENT OF THE FUNDS
Intrepid Capital Management, Inc. (the “Adviser”), located at 1400 Marsh Landing Parkway, Suite 106, Jacksonville Beach, Florida 32250, is the investment adviser for the Funds. The Adviser has been conducting its investment advisory business since 1994. Its clientèle historically and primarily consists of corporate, institutional, and high net-worth individuals. As of September 30, 2019, the Adviser had approximately $410 million in assets under management.
Under investment advisory agreements, the Adviser receives an advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated below under the caption, “Contractual Advisory Fee.” For the fiscal year ended September 30, 2019, the Adviser received, after applicable fee waivers, an advisory fee at an annual rate of each Fund’s average daily net assets as indicated below the “Net Advisory Fee Received.” The currently effective annual advisory fee for each of the Funds is as follows:

	Contractual Advisory Fee as of the fiscal year ended 9/30/19	Net Advisory Fee Received for fiscal year ended 9/30/19
Intrepid Capital Fund(1)	1.00%	0.87%
Intrepid Endurance Fund	1.00%	0.83%
Intrepid Income Fund	0.75%	0.56%
Intrepid Disciplined Value Fund(1)	1.00%	0.67%

(1)
The Intrepid Capital Fund and Intrepid Disciplined Value Fund each compensate the Adviser at an annualized rate of 1.00% on the first $500 million in average daily net assets in the Fund and 0.80% on the balance.

In addition to the advisory fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses (Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies). For each Fund, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to the amounts shown below of each Class’s average daily net assets through January 31, 2021.

	Institutional Shares	Investor Shares
Intrepid Capital Fund(1)	1.15%	1.15%
Intrepid Endurance Fund(1)	1.15%	1.15%
Intrepid Income Fund	0.90%	1.15%
Intrepid Disciplined Value Fund	1.05%	1.30%

(1)
The contractual waiver of fees and/or reimbursement of certain expenses for the Intrepid Capital Fund and the Intrepid Endurance Fund is exclusive of sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the month in which the Adviser incurred the expense.
The most recent discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements between the Trust and the Adviser on behalf of the Funds will be available in the Semi-Annual Report to Shareholders for the period ending March 31, 2020.  The prior discussion for the Funds is available in the Semi-Annual Report to Shareholders for the period ended March 31, 2019.
As investment adviser, the Adviser manages the investment portfolio of each Fund and decides which securities to buy and sell. The Funds’ portfolios are managed by experienced portfolio managers as described below. With respect to each of the Funds, the lead member of the team makes the final investment decisions based on the information team members provide. Team members may also execute decisions of the lead member.

Mark Travis Intrepid Capital Fund Intrepid Income Fund
Mark Travis is the portfolio manager of the Intrepid Capital Fund and a co-lead portfolio manager of the Intrepid Income Fund. Mr. Travis also served as portfolio manager of the Intrepid Income Fund from 2018 to 2019. Mr. Travis is a founder and has been the President of the Adviser since 1994. Prior to founding the firm, Mr. Travis was Vice President of the Consulting Group of Smith Barney and its predecessor firms for ten years. Mr. Travis holds a BA in Economics from the University of Georgia.

Hunter Hayes Intrepid Income Fund Intrepid Capital Fund Intrepid Endurance Fund
Hunter Hayes is a co-lead portfolio manager of the Intrepid Income Fund and has served on the investment team for the Intrepid Capital Fund and the Intrepid Endurance Fund since 2019. Mr. Hayes joined the Adviser in 2017 and was named a Vice President of the Adviser in 2018. He primarily focuses on high yield fixed income investments and was previously a research analyst covering small-cap equity securities. Prior to joining the Adviser, Mr. Hayes was a high yield investment analyst for Eaton Vance from 2015-2017, and a business valuation associate for Deloitte from 2014-2015. He graduated Highest Honors from Auburn University in 2014 with a BSBA in Finance and a BM in Piano Performance.

Clay Kirkland Intrepid Disciplined Value Fund Intrepid Capital Fund
Clay Kirkland is the portfolio manager of the Intrepid Disciplined Value Fund. He has served on the investment team for the Intrepid Capital Fund since 2019. Mr. Kirkland joined the Adviser in 2012 and was named a Vice President of the Adviser in 2018. He primarily focuses on small and mid-cap equity securities and previously spent time analyzing high yield fixed income investments and equity securities. A CFA Charterholder, Mr. Kirkland earned his MBA from Columbia Business School in 2011 and received his BS BA degree, cum laude, in Economics from Auburn University.

Matt Parker Intrepid Endurance Fund Intrepid Capital Fund Intrepid Disciplined Value Fund
Matt Parker is a co-lead portfolio manager of the Intrepid Endurance Fund. Mr. Parker joined the Adviser in 2014 and was named a Vice President of the Adviser in 2018. Mr. Parker has served on the investment team for the Intrepid Capital Fund and Intrepid Disciplined Value since 2019. He primarily focuses on domestic small cap equity securities. Mr. Parker was a research analyst for the Adviser from 2014 to 2018 and primarily focused on international equity securities. Prior to joining the Adviser, Mr. Parker was an auditor for Ernst & Young LLP from 2011-2014. A CFA Charterholder and licensed CPA, Mr. Parker received his Master of Accounting degree and BS in Business Administration degree from the University of North Carolina at Chapel Hill.

Joe Van Cavage Intrepid Endurance Fund Intrepid Capital Fund Intrepid Disciplined Value Fund
Joe Van Cavage is a co-lead portfolio manager of the Intrepid Endurance Fund. He has served on the investment team for the Intrepid Capital Fund and Intrepid Disciplined Value Fund since 2019. Mr. Van Cavage joined the Adviser in 2018 as Vice President. He primarily focuses on domestic small cap equity securities. Prior to joining the Adviser, Mr. Van Cavage was manager of Investor Relations at Vistra Energy Corp. from 2017-2018, Investor Relations Analyst at Murphy USA Inc. from 2016-2017, and Equity Research Analyst at River Road Asset Management LLC from 2011-2016. A CFA Charterholder, Mr. Van Cavage received his Master of Business Administration and BS in Civil Engineering degrees from the University of Florida.

The Funds’ SAI provides additional information about the compensation of each member of the investment teams, other accounts managed by them and their ownership of shares of the Funds that they manage.
SHARE PRICES OF THE FUNDS
The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value (“NAV”). Each Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for trading. The NYSE is closed for trading on national holidays, Good Friday and weekends. The NYSE also may be closed for trading on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding. Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of a Fund, the NAV of the two classes of a Fund may vary. Each Fund values money market instruments it holds at their amortized cost, as long as the Adviser determines that amortized cost approximates the fair value of the instruments under valuation procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Each Fund values securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Adviser under such valuation procedures.
Fair Value Pricing
The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell the security at the fair market value. Market quotations may not be available, for example if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

Market quotations of debt securities and equity securities not traded on a securities exchange may not be reliable if the securities are thinly traded. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotations and the close of trading on the NYSE. Because some foreign markets are open on days when a Fund does not price its shares, the value of a Fund’s holdings (and correspondingly, a Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.
With regard to foreign equity securities, the Funds may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on foreign exchanges. The Board of Trustees has approved the use of such independent pricing service. By fair valuing securities whose prices may have been affected by events occurring between the time a foreign exchange closes and the close of the NYSE, the Funds deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the Fund’s shares, and seek to help ensure that the prices at which the Funds’ shares are purchased and redeemed are fair.
Good Order
The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. The Funds will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. An investor’s purchase order or redemption request will be considered in good order if the letter of instruction includes the name and class of the Fund, the dollar amount or number of shares to be purchased or redeemed, the signature of all registered shareholders, including a signature guarantee when required, and the account number. If an investor sends a purchase order or redemption request to the Funds’ corporate address, instead of to the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), the Funds will forward it to the Transfer Agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the Transfer Agent.
Distribution Fees
The Funds have adopted a distribution plan pursuant to Rule 12b-l under the Investment Company Act for the Investor Class shares of each Fund. This Plan allows the Investor Class shares of each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the assets of the Investor Class shares of each Fund, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Multiple Classes
The Intrepid Capital Fund and the Intrepid Endurance Fund offer two classes of shares: Institutional Class shares and Investor Class shares. The Intrepid Income Fund offers one class of shares: Institutional Class shares. The Intrepid Disciplined Value Fund offers one class of shares: Investor Class shares. For Funds offering two classes, each class of shares is designed for specific investors. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses. Share classes may have different expenses which may affect their performance and may be subject to different investment minimums and other features.
PURCHASING SHARES
How to Purchase Shares from the Funds

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

	Intrepid Capital Fund Intrepid Endurance Fund Intrepid Disciplined Value Fund		Intrepid Income Fund

a. New accounts	Investor Class	Institutional Class	Institutional Class
• Individual Retirement Accounts	$2,500	$250,000	$2,500
• All other Accounts	$2,500	$250,000	$2,500
• with automatic investment plan	$2,500	$250,000	$2,500
b. Existing accounts
• Dividend reinvestment	No Minimum	No Minimum	No Minimum
• All other investments	$100	$100	$100
• with automatic investment plan	Monthly draw of $100	Monthly draw of $100	Monthly draw of $100
The minimum initial investment in the Institutional Class shares is $250,000 ($2,500 for the Institutional Class shares of the Intrepid Income Fund), and this minimum may be waived at the Adviser’s sole discretion (please see the section entitled “Purchasing Shares from Other Servicing Agents” for more information). In its sole discretion, the Adviser may also allow the following to purchase Institutional Class shares of each Fund below the stated minimum investment amount: (i) members of the Board of Trustees and their immediate family members, (ii) employees of the Adviser and their immediate family members, and (iii) persons who aggregate at least $1 million into the Funds in a single purchase.

3.
Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Invest by Mail form included with your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper along with your check. (The Funds have additional New Account Applications and Invest by Mail forms if you need them.) If you have any questions, please call 1-866-996-FUND.

4.
Make your check payable to the Fund you are purchasing. All checks must be in U.S. Dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. The Funds do not accept postdated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Transfer Agent will charge a $25 fee against a shareholder’s account for any payment, automatic investment purchase or electronic funds transfer returned for any reason. The shareholder will also be responsible for any losses suffered by a Fund as a result.

5.	Send the application and check to:
BY FIRST CLASS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207
Please do not send letters by overnight delivery service or express mail to the post office box address.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Making an Initial Investment by Wire
If you wish to open an account by wire, please contact the Transfer Agent, at 1-866-996-FUND before you wire funds to make arrangements with a telephone service representative. The Transfer Agent will require you to complete an account application which you may mail or send by overnight delivery service to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account and an account number for you. You may then instruct your bank to wire transfer your investment as set forth below.
Making a Subsequent Investment by Wire
To make a subsequent investment by wire, please contact the Transfer Agent, at 1-866-996-FUND before you send your wire. This will alert the Funds to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to:
(name of Intrepid Fund) (add class, either Investor or Institutional)
(your name and account number)
Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Purchasing Shares from Other Servicing Agents
Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.
The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing Agents may:

•
Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•
Be allowed to purchase shares by telephone with payment to follow within seven days. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, including fee information and procedures for purchasing and selling shares of a Fund. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, the Servicing Agent may be held liable for any resulting fees or losses.
Telephone Purchases
Unless declined on your New Account Application, the telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately seven business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Funds’ shares. Your shares will be purchased at the NAV determined at the close of regular trading on the day your order is received provided your telephone order is received by or prior to market close. Telephone purchases may be made by calling 1-866-996-FUND. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Other Information about Purchasing Shares of the Funds
The Funds may reject any purchase order for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.
Shares of the Funds may be offered to only U.S. citizens and U.S. resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.
The Funds will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.
The Funds offer an Automatic Investment Plan (“AIP”) allowing shareholders to make purchases of shares on a regular and convenient basis. The minimum purchase for an AIP is $100. You may select the day of the month, either monthly or quarterly, on which you would like your automatic investment to occur. To establish an AIP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the Transfer Agent. The first AIP purchase will take place no earlier than seven business days after the Transfer Agent has received your request. The AIP may be modified or terminated by the Funds at any time. Investors should submit modifications or terminations by calling 1‑866-996-FUND five days prior to effective date. Please call if you have any additional questions about establishing an AIP.
If you have elected an AIP, wire redemption, electronic funds transfer (“EFT”) purchases, EFT redemptions or a systematic withdrawal plan (see “Other Redemption Considerations” below), please include (attach) a voided check or savings deposit slip with your application. The Fund is unable to debit or credit mutual fund or pass-through accounts. Please contact your financial institution to determine if it participates in the ACH system.
The Funds also offer the following retirement plans:

•	Traditional IRA

•	Roth IRA

•	SEP-IRA

•	SIMPLE-IRA

•	Coverdell Education Savings Account
Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-866-996-FUND. The Funds recommend that investors consult with a competent financial and tax advisor regarding any IRA before investing through them.

Anti-Money Laundering Compliance
The Funds and their distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds’ distributors may request additional information from you to verify your identity and source of funds.
In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent, will verify certain information on your New Account Application as part of the Funds’ anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of the legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.) you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-996-FUND if you need additional assistance completing your New Account Application.
If the Funds or the Funds’ distributors do not have reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until clarifying information is received. The Funds also reserve the right to close an account within five business days if clarifying information or documentation is not received. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or their distributors to inform the shareholder that it has taken the actions described above.
Householding
To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-996-FUND. We will begin sending you individual copies 30 days after receiving your request.

REDEEMING SHARES
How to Sell Shares by Mail

1.	Prepare a letter of instruction containing:

•	The name and class of the Fund(s);

•	Account number(s);

•	The amount of money or number of shares being redeemed;

•	The name(s) on the account and

•	Daytime phone number.
The Funds may require additional information for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds’ Transfer Agent, in advance, at 1-866-996-FUND if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a Medallion program member or a non-Medallion program member in the following situations:

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;

•	The redemption request is in excess of $100,000;

•	When redemption proceeds are sent or payable to any person, address or bank account not on record; or

•	If ownership on your account is being changed.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Funds, at their sole discretion, may waive the signature guarantee requirements in certain instances.
Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notarized signature is not an acceptable signature guarantee.

4.	Send the letter of instruction to:
BY FIRST CLASS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bank Global Fund Services
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bank Global Fund Services
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.
How to Sell Shares by Telephone

1.	You may redeem a minimum of $100 and up to $100,000 by telephone unless you declined this option on your New Account Application.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.	Call the Transfer Agent at 1-866-996-FUND. Please do not call the Funds or the Adviser.

4.	Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

How to Sell Shares through Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.
Redemption Price
The redemption price per share you receive for redemption requests is the next determined NAV after:

•	The Transfer Agent receives your written request in good order with all required information; or

•	The Transfer Agent receives your authorized telephone request in good order with all required information.
If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.
Payment of Redemption Proceeds

•
For those shareholders who redeem shares by mail, the Transfer Agent will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

•
For those shareholders who redeem by telephone, the Transfer Agent will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. The Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price. There is a $15 fee for each wire transfer. Proceeds may also be sent to a predetermined bank account by EFT through the ACH network if the shareholder’s financial institution is a member. There is no charge to have proceeds sent via ACH, however, funds are typically credited within two days after redemption. However, the Funds may direct the Transfer Agent to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

•
For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures, typically no later than the seventh day after the redemption request.

•
The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

•
The Funds reserve the right to redeem in-kind as described under “Other Redemption Considerations” below. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. In-kind redemptions may be in the form of pro-rata slices of a Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash. The Funds have in place a line of credit that may be used to meet redemption requests during regular or stressed market conditions.

Other Redemption Considerations
The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually. Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network. For the Intrepid Capital Fund, Intrepid Endurance Fund, and Intrepid Disciplined Value Fund, to establish a SWP, your account must have a value of at least $10,000 for Investor Class shares ($350,000 for the Institutional Class shares), and the minimum amount that may be withdrawn each month, quarter or year is $100. To establish a SWP for the Intrepid Income Fund, your account must have a balance of at least $10,000. The SWP may be terminated or modified by the Funds at any time. The shareholder should submit any termination or modification to the Transfer Agent five days prior to effective date. To establish a SWP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the Transfer Agent. A signature guarantee may be required. Your withdrawals may, over time, deplete your original investment—or exhaust it entirely if you make large and frequent withdrawals. Please call 1-866-996-FUND if you have additional questions about establishing a SWP.

When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain or loss.

•
Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding. Shares held in IRA accounts may be redeemed by telephone at 1-866-996-FUND. IRA investors will be asked whether or not to withhold taxes from any distribution.

•	As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.

•
If you purchased shares by check or electronic funds transfer through the ACH network, the Funds may delay the payment of redemption proceeds until the purchase amount has cleared (which may take up to 10 calendar days from the date of purchase). This delay will not apply if you purchased your shares via wire payment.

•	The Transfer Agent will send the proceeds of redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•
If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate their telephone privileges at any time upon at least a 60-day notice to shareholders.

•	The Transfer Agent currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

•
The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

•
If you hold Investor Class shares of a Fund and your account balance falls below $500 (for any reason), you will be given 60 days’ written notice to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
If you hold Institutional Class shares of the Intrepid Capital Fund or Intrepid Endurance and your account balance falls below $250,000 for any reason, the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $250,000 or more. If you do not, the Fund may convert your Institutional Class shares of the Intrepid Capital Fund or Intrepid Endurance Fund into Investor Class shares, at which time your account will be subject to the policies and procedures for Investor Class shares. Any such conversion will occur at the relative NAV of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares. If you hold Institutional Class shares of the Intrepid Income Fund and your account balance falls below $500 (for any reason) the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests “in-kind.” This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than with cash. Shareholders who receive a redemption “in-kind” may incur costs to subsequently dispose of such securities.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
Frequent Purchases and Redemptions of Fund Shares
Frequent purchases and redemptions of a Fund’s shares may harm Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares. Accordingly, the Board of Trustees discourages frequent repurchases and redemptions of shares of the Funds by:

•
Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares.

•
Imposing a 2.00% redemption fee on redemptions of shares held for 30 days or less. The 2.00% redemption fee does not apply to exchanges between Funds. In addition the redemption fee will not apply to: (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through systematic programs such as the systematic withdrawal plan, automatic investment plan, and systematic exchange plans.

The Funds rely on intermediaries to determine when a redemption occurs on shares held for 30 days or less. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, because each Fund receives purchase and sale orders through financial intermediaries that use omnibus accounts, the Funds cannot always detect market timing. As a consequence, each Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts of financial intermediaries may be limited.

EXCHANGING SHARES
Shares of each class of the Funds may be exchanged for shares in an identically registered account of the corresponding class of another Intrepid Fund at their relative NAVs (as long as you otherwise meet the investment minimum of that class), and the 2.00% redemption fee does not apply to exchanges between Funds. You may have a taxable gain or loss as a result of an exchange because an exchange is treated as a sale of shares for federal income tax purposes.
You may also exchange your shares to and from the First American Retail Prime Obligations Fund Class A (the “First American Fund”), subject to a 2% redemption fee on redemptions of Fund shares held for 30 days or less, if applicable. Although the First American Fund is not affiliated with the Adviser, the exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the First American Fund, you should read its prospectus. To obtain the First American Fund’s current prospectus and the necessary exchange authorization forms, call the Funds’ Transfer Agent at 1-866-996-FUND. This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the First American Fund.

How to Exchange Shares

1.	Read this Prospectus carefully and, if applicable, the Prospectus of the First American Fund.

2.
Determine the number of shares or dollars you want to exchange and contact the Transfer Agent by telephone if you did not decline telephone options, or in writing. Please keep in mind that your telephone exchange is subject to a $100 minimum. If you are exchanging into the First American Fund, the minimum exchange amount to a new account is $2,500.

3.
Write to Intrepid Capital Management Funds Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or call the Fund at 1-866-996-FUND. The Transfer Agent charges a $5.00 fee for each telephone exchange. There is no charge for a written exchange.

CONVERTING SHARES
If you hold Institutional Class shares of the Intrepid Capital Fund or the Intrepid Endurance Fund and your account balance falls below $250,000 (for any reason), the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $250,000 or more. If you do not, the Fund may convert your Institutional Class shares of the Intrepid Capital Fund or Intrepid Endurance Fund into Investor Class shares, at which time your account will be subject to the policies and procedures for Investor Class shares. Any such conversion will occur at the relative NAV of the two share Classes, without the imposition of any fees or other charges.
If you hold Institutional Class shares of the Intrepid Income Fund and your account balance falls below $500 (for any reason) the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.
Shareholders who hold Investor Class shares of a Fund that are eligible to own Institutional Class shares may convert their Investor Class shares into Institutional Class shares by providing notice to the Transfer Agent on the basis of the relative NAVs of the two classes without the imposition of any fee or other charge if the account is held directly with the Fund. If the account is held through a retirement plan or other financial intermediary, then the intermediary must have a specific agreement in place with the Distributor, and the intermediary may separately charge a fee to the shareholder.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each of the Intrepid Capital Fund and the Intrepid Income Fund distribute substantially all of their net investment income quarterly. Each of the Intrepid Endurance Fund and the Intrepid Disciplined Value Fund distribute substantially all of their net investment income annually. Each of the Funds distribute substantially all of their capital gains annually.
You have four distribution options:

•	Automatic Reinvestment Option: Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option: Both dividend and capital gains distributions will be paid in cash.

•	Reinvest all dividend distributions and receive capital gain distributions in cash.

•	Reinvest all capital gain distributions and receive dividend distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at that Fund’s then current NAV and to reinvest all subsequent distributions.
You may make this election on the New Account Application. You may change your election by writing to U.S. Bank Global Fund Services, or by calling 1-866-996-FUND at least 5 days prior to record date.
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income, dividend income, or long-term capital gain, and may be taxable at different rates depending on the length of time the Fund holds its assets.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation.
Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. You should be aware that an exchange of shares in a Fund for shares in other Funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.
INDEX DESCRIPTIONS
Each index described below is used herein for comparative purposes in accordance with SEC regulations. A direct investment in an index is not possible.
S&P MidCap 400® Index
A float-adjusted, capitalization-weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies. The index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The S&P MidCap 400® Index is a trademark of Standard & Poor’s Financial Services LLC.
S&P MidCap 400® Value Index
A float-adjusted, capitalization-weighted index, providing investors with a benchmark of value stocks, with index constituents being drawn from the S&P MidCap 400® Index. The index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. The S&P MidCap 400® Value Index is a trademark of Standard & Poor’s Financial Services LLC.
S&P 500® Index
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. The S&P 500® Index is a trademark of Standard & Poor’s Financial Services LLC.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes.
Bloomberg Barclays Combined 1-5Y TR Index
The Bloomberg Barclays Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays U.S. Gov/Credit 1-5Y TR Index. The Index does not reflect any deductions for fees, expenses or taxes.
Bloomberg Barclays Combined Index
The Bloomberg Barclays Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays U.S. Gov/Credit Index. The Index does not reflect any deductions for fees, expenses or taxes.
Bloomberg Barclays US Gov/Credit Index
The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes.
Bloomberg Barclays US Gov/Credit 1-5Y TR Index
The Bloomberg Barclays 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes.
Morningstar U.S. Small Cap Total Return Index
The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.

FINANCIAL HIGHLIGHTS
The financial highlights table describes each Fund’s financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund for the stated period (assuming reinvestment of all dividends and distributions). The information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report and is incorporated by reference in the Funds’ SAI, which is available upon request. The Institutional Class shares of the Intrepid Disciplined Value Fund have not commenced operations as of the date of this Prospectus and therefore do not have a financial performance record. The Investor Class shares of the Intrepid Income Fund have not commenced operations as of the date of this Prospectus and therefore do not have a financial performance record.

Intrepid Capital Fund – Investor Class

	Year Ended September 30,
	2019	2018	2017	2016		2015
NET ASSET VALUE:
Beginning of year	$11.64	$11.92	$11.62	$10.56		$12.69
OPERATIONS:
Net investment income(1)	0.24	0.19	0.16	0.26		0.18
Net realized and unrealized gain (loss) on investment securities	(1.21)	(0.04)	0.62	1.07		(1.00)
Total from operations(2)	(0.97)	0.15	0.78	1.33		(0.82)
LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.19)	(0.24)	(0.27)		(0.19)
From net realized gains	(0.19)	(0.24)	(0.24)	(0.00)	(3)	(1.12)
Total distributions	(0.39)	(0.43)	(0.48)	(0.27)		(1.31)
NET ASSET VALUE:
End of year	$10.28	$11.64	$11.92	$11.62		$10.56
Total return	-8.26%	1.24%	6.86%	12.87%		-7.17%
Net assets at end of year (000s omitted)	$34,291	$64,198	$88,405	$110,395		$149,504
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.53%	1.46%	1.44%	1.45%		1.42%
After expense reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%		1.40%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.43%	1.20%	1.26%	1.97%	1.45%
After expense reimbursement/recoupment	1.56%	1.26%	1.30%	2.02%	1.47%
Portfolio turnover rate	54%	46%	47%	43%	54%
__________

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(3)	The amount represents less than $0.01 per share.

Intrepid Capital Fund – Institutional Class

	Year Ended September 30,
	2019	2018		2017	2016		2015
NET ASSET VALUE:
Beginning of year	$11.65	$11.92		$11.62	$10.56		$12.69
OPERATIONS:
Net investment income(1)	0.22	0.18		0.19	0.24		0.22
Net realized and unrealized gain (loss) on investment securities	(1.16)	(0.00)	(3)	0.62	1.12		(1.00)
Total from operations(2)	(0.94)	0.18		0.81	1.36		(0.78)
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.21)		(0.27)	(0.30)		(0.23)
From net realized gains	(0.19)	(0.24)		(0.24)	(0.00)	(3)	(1.12)
Total distributions	(0.42)	(0.45)		(0.51)	(0.30)		(1.35)
NET ASSET VALUE:
End of year	$10.29	$11.65		$11.92	$11.62		$10.56
Total return	-8.07%	1.52%		7.13%	13.16%		-6.92%
Net assets at end of year (000s omitted)	$84,874	$256,969		$324,442	$275,694		$182,274
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.28%	1.21%		1.19%	1.20%		1.17%
After expense reimbursement/recoupment	1.15%	1.15%		1.15%	1.15%		1.15%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.71%	1.46%	1.52%	2.13%	1.72%
After expense reimbursement/recoupment	1.84%	1.52%	1.56%	2.18%	1.74%
Portfolio turnover rate	54%	46%	47%	43%	54%
__________

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

(3)	The amount represents less than $0.01 per share.

Intrepid Endurance Fund – Investor Class

	Year Ended September 30,
	2019	2018	2017	2016	2015
NET ASSET VALUE:
Beginning of year	$13.89	$14.46	$14.55	$13.70	$16.18
OPERATIONS:
Net investment income (loss)(1)(2)	0.08	0.04	(0.07)	(0.05)	(0.17)
Net realized and unrealized gain (loss) on investment securities	(0.34)	(0.10)	0.12	1.08	(0.71)
Total from operations(3)	(0.26)	(0.06)	0.05	1.03	(0.88)
LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.01)	—	(0.18)	—
From net realized gains	—	(0.50)	(0.14)	—	(1.60)
Total distributions	(0.07)	(0.51)	(0.14)	(0.18)	(1.60)
NET ASSET VALUE:
End of year	$13.56	$13.89	$14.46	$14.55	$13.70
Total return	-1.85%	-0.49%	0.36%	7.63%	-6.03%
Net assets at end of year (000s omitted)	$51,076	$75,405	$125,433	$181,001	$216,933
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.55%	1.48%	1.46%	1.46%	1.42%
After expense reimbursement/recoupment	1.38%	1.37%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	0.41%	0.14%	(0.18)%	(0.34)%	(0.67)%
After expense reimbursement/recoupment	0.58%	0.25%	(0.12)%	(0.28)%	(0.65)%
Portfolio turnover rate	59%	44%	43%	40%	75%
__________

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the two years ended September 30, 2019 and 2018.

(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the three years ended September 30, 2017, 2016, and 2015.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

Intrepid Endurance Fund – Institutional Class

	Year Ended September 30,
	2019	2018	2017		2016		2015
NET ASSET VALUE:
Beginning of year	$14.25	$14.81	$14.86		$13.97		$16.42
OPERATIONS:
Net investment income(loss)(1)(2)	0.11	0.19	0.03		0.00	(3)	(0.06)
Net realized and unrealized gain (loss) on investment securities	(0.34)	(0.23)	0.06		1.08		(0.79)
Total from operations(4)	(0.23)	(0.04)	0.09		1.08		(0.85)
LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.02)	(0.00)	(3)	(0.19)		—
From net realized gains	—	(0.50)	(0.14)		—		(1.60)
Total distributions	(0.08)	(0.52)	(0.14)		(0.19)		(1.60)
NET ASSET VALUE:
End of year	$13.94	$14.25	$14.81		$14.86		$13.97
Total return	-1.61%	-0.34%	0.64%		7.85%		-5.68%
Net assets at end of year (000s omitted)	$30,516	$48,117	$67,839		$72,539		$85,350
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.32%	1.26%	1.21%		1.21%		1.17%
After expense reimbursement/recoupment	1.15%	1.15%	1.15%		1.15%		1.15%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	0.64%	0.37%	0.07%	(0.09)%	(0.44)%
After expense reimbursement/recoupment	0.81%	0.48%	0.13%	(0.03)%	(0.42)%
Portfolio turnover rate	59%	44%	43%	40%	75%
__________

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the three years ended September 30, 2018, 2017, and 2015.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the two years ended September 30, 2019 and 2016.

(3)	The amount represents less than $0.01 per share.

(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2019, 2018, 2017, 2016, and 2015.

Intrepid Income Fund – Institutional Class

	Year Ended September 30,
	2019	2018	2017		2016	2015
NET ASSET VALUE:
Beginning of year	$9.21	$9.29	$9.29		$9.02	$9.65
OPERATIONS:
Net investment income(1)	0.32	0.27	0.27		0.28	0.30
Net realized and unrealized gain (loss) on investment securities	(0.04)	(0.08)	0.00	(2)	0.31	(0.56)
Total from operations(3)	0.28	0.19	0.27		0.59	(0.26)
LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.27)	(0.27)		(0.32)	(0.30)
From net realized gains	—	—	—		—	(0.07)
Total distributions	(0.32)	(0.27)	(0.27)		(0.32)	(0.37)
NET ASSET VALUE:
End of year	$9.17	$9.21	$9.29		$9.29	$9.02
Total return	3.07%	2.05%	2.92%		6.76%	-2.76%
Net assets at end of year (000s omitted)	$58,672	$74,620	$79,533		$79,760	$84,988
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.09%	1.03%	1.01%		1.01%	0.96%
After expense reimbursement/recoupment	0.90%	0.90%	0.90%		0.90%	0.90%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	3.13%	2.70%	2.77%	2.97%	3.05%
After expense reimbursement/recoupment	3.32%	2.83%	2.88%	3.08%	3.11%
Portfolio turnover rate	104%	52%	49%	52%	51%
__________

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.

(2)	The amount represents less than $0.01 per share.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the years ended September 30, 2019 and 2018.

Intrepid Disciplined Value Fund – Investor Class

	Year Ended September 30,
	2019		2018	2017		2016	2015
NET ASSET VALUE:
Beginning of year	$10.63		$10.89	$10.62		$9.98	$11.22
OPERATIONS:
Net investment income (loss)(1)	0.00	(2)	0.05	0.00	(2)	0.07	(0.01)
Net realized and unrealized gain (loss) on investment securities	(0.54)		0.07	0.70		1.07	(0.31)
Total from operations(3)	(0.54)		0.12	0.70		1.14	(0.32)
LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.08)	(0.06)		(0.04)	—
From net realized gains	(0.15)		(0.30)	(0.37)		(0.46)	(0.92)
Total distributions	(0.18)		(0.38)	(0.43)		(0.50)	(0.92)
NET ASSET VALUE:
End of year	$9.91		$10.63	$10.89		$10.62	$9.98
Total return	-4.87%		1.06%	6.80%		11.91%	-3.32%
Net assets at end of year (000s omitted)	$42,335		$33,805	$45,456		$47,991	$44,930
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.63%		1.47%	1.41%		1.34%	1.31%
After expense reimbursement/recoupment	1.30%		1.30%	1.30%		1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(0.34)%	0.27%	(0.10)%	0.62%	(0.14)%
After expense reimbursement/recoupment	(0.01)%	0.44%	0.01%	0.66%	(0.13)%
Portfolio turnover rate	98%	51%	13%	32%	71%
__________

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.

(2)	The amount represents less than $0.01 per share.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2019, 2018, 2017, and 2016.

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
Not a part of the Prospectus.

PP-1

To learn more about the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, and the Intrepid Disciplined Value Fund and their investment policies, you may want to read the Funds’ Statement of Additional Information (“SAI”). The Funds’ SAI is incorporated by reference into this Prospectus. This means that the contents of the SAI are legally a part of this Prospectus.
Additional information about the Funds’ investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors upon request without charge, simply by calling 1-866-996-FUND or visiting the Funds’ website at www.intrepidcapitalfunds.com. To obtain other information about the Funds or for shareholder inquiries, call 1-866-996-FUND.
Prospective investors and shareholders who have questions about the Funds may also call the above number or write to the following address:
Intrepid Capital Management Funds Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-21625

STATEMENT OF ADDITIONAL INFORMATION
Dated January 31, 2020

Intrepid Capital Fund Institutional Class (Ticker: ICMVX) Investor Class (Ticker: ICMBX)	Intrepid Income Fund Institutional Class (Ticker: ICMUX) Investor Class (Not Available for Sale)
Intrepid Endurance Fund Institutional Class (Ticker: ICMZX) Investor Class (Ticker: ICMAX)	Intrepid Disciplined Value Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMCX)
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, Florida 32250
Toll free 1-866-996-FUND
This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated January 31, 2020 of Intrepid Capital Management Funds Trust (the “Trust”). This SAI is incorporated by reference into the Trust’s Prospectus. A copy of the Prospectus may be obtained without charge by contacting U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, at the address or telephone number listed below or by visiting the Funds’ website at www.intrepidcapitalfunds.com.
The following audited financial statements for the Funds are incorporated by reference from the Annual Report dated September 30, 2019 of the Trust (File No. 811-21625) as filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR on December 6, 2019.

Schedule of Investments Statement of Assets and Liabilities Statement of Operations Statement of Changes in Net Assets Financial Highlights Notes to Financial Statements
Copies of the Annual Report may be obtained, without charge, upon request by contacting U.S. Bank Global Fund Services at the address or telephone number listed below or by visiting the Funds’ website at www.intrepidcapitalfunds.com.
Intrepid Capital Management Funds Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 996 FUND

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus each dated January 31, 2020 and, if given or made, such information or representations may not be relied upon as having been authorized by Intrepid Capital Management Funds Trust.
This SAI does not constitute an offer to sell securities.

i

FUND HISTORY AND CLASSIFICATION
The Trust, a Delaware statutory trust organized on August 27, 2004, is an open‑end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has four portfolios: the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, and the Intrepid Disciplined Value Fund (each a “Fund” and collectively, the “Funds”). Effective September 27, 2019, the Intrepid International Fund was liquidated. Effective January 25, 2019, the Intrepid Select Fund reorganized into the Intrepid Disciplined Value Fund. Prior to June 26, 2015, the Intrepid Endurance Fund was known as the Intrepid Small Cap Fund. Prior to April 1, 2013 the Intrepid Disciplined Value Fund was known as the Intrepid All Cap Fund. The shares in any portfolio may be offered in separate classes. The Board of Trustees (the “Board”) has established two classes of shares with respect to each of the Funds – Institutional Class and Investor Class (the Institutional Class of the Intrepid Disciplined Value Fund and the Investor Class of the Intrepid Income Fund are not currently available for sale). This SAI provides information about all of the Funds.
INVESTMENT RESTRICTIONS
The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of (i) 67% of such Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of such Fund.

1.
Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund’s total assets, more than five percent of its total assets would be invested in the securities of one issuer or the Fund would hold more than ten percent of the outstanding voting securities of any one issuer.

2.	Each Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act.

3.
The Funds may not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions), except that each Fund may (i) borrow money to the extent permitted by the 1940 Act, as provided in Investment Restriction No. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

4.	Each Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

5.	Each Fund may pledge, hypothecate or otherwise encumber any of its assets to secure its borrowings.

6.
The Funds may not act as an underwriter or distributor of securities other than of its shares, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

7.
The Funds may not make loans, including loans of securities, except each Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and each Fund may enter into repurchase agreements.

8.	The Funds may not invest 25% or more of its total assets (as of the time of purchase) in securities of non-governmental issuers whose principal business activities are in the same industry.

9.	The Funds may not make investments for the purpose of exercising control or acquiring management of any company.

10.	The Funds may not invest in real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

11.	The Funds may not purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts, options on futures contracts and other similar instruments.

1

The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Board without shareholder approval. These additional restrictions are as follows:

1.
The Funds will not acquire or retain any security issued by a company, an officer or trustee of which is an officer or trustee of the Trust or an officer, trustee or other affiliated person of the Funds’ investment adviser.

2.	The Funds will not invest more than 15% of the value of its net assets in illiquid securities.

3.
The Funds will not purchase the securities of other investment companies, except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of a Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of a Fund’s net assets would be invested in shares of registered investment companies.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Board will be communicated to shareholders prior to their implementation.
INVESTMENT CONSIDERATIONS
The Funds’ Prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.
Equity Securities
Each Fund may invest in equity securities, such as common stocks, which represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and the liquidation of assets. Some preferred stocks may be convertible into common stock.
Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Regulation S or Rule 144A under the Securities Act may be considered liquid. Regulation S permits the sale abroad of securities that are not registered for sale in the United States. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.
The Board has delegated to Intrepid Capital Management, Inc. (the “Adviser”) the day‑to‑day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as: (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

2

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Illiquid restricted securities will be priced at fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board.
Borrowing
Each Fund may borrow money for investment purposes, although none has any present intention of doing so. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. When a Fund leverages its investments, the net asset value (“NAV”) per share will increase more when the Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value because substantially all of its assets fluctuate in value and the interest obligations on the borrowings are generally fixed. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three business days. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sales.
In addition to borrowing for investment purposes, each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes. For example, a Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. To the extent such borrowings do not exceed 5% of the value of a Fund’s total assets at the time of borrowing and are promptly repaid, they will not be subject to the foregoing 300% asset coverage requirement.
Warrants and Convertible Securities
Each Fund may purchase rights and warrants to purchase equity securities. Rights and warrants are options to purchase equity securities at a specific price valid for a specific period of time. Investments in rights and warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of securities, rather the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.
Each Fund may also invest in convertible securities. Convertible securities are debt securities or preferred stocks of corporations that are convertible into or exchangeable for common stocks. The Adviser will select only those convertible securities for which it believes (i) the underlying common stock is a suitable investment for a Fund; and (ii) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. (For the Intrepid Income Fund, the Adviser will consider only the potential for total return.) Most of a Fund’s investment in convertible debt securities will be rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” For additional information regarding convertible securities, please see “High Yield Securities” below.
High Yield Securities
Each Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term), preferred securities and convertible securities may be rated investment grade by Standard & Poor’s® (“S&P®”) or Moody’s Investors Service©, Inc. (“Moody’s”). Securities rated BBB by S&P® or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.

3

Each Fund may also invest in securities that are rated below investment grade, commonly referred to as junk bonds or high yield securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.
The Intrepid Capital Fund and the Intrepid Income Fund normally will not purchase high yield securities that are rated lower than “CCC” by S&P® or “Caa” by Moody’s, and will not continue to hold high yield securities downgraded lower than “C” by S&P® or Moody’s. Notwithstanding the foregoing, the Intrepid Income Fund may purchase or hold high yield securities in default if it believes the default will be cured and the Intrepid Capital Fund may purchase or hold high yield securities in default if it believes the default will be cured or in situations where the Intrepid Capital Fund believes it is more appropriate to evaluate the security as if it were an equity investment.
The high yield market at times is subject to substantial volatility. An economic downturn or negative corporate developments may have a more significant effect on high yield securities and their markets than higher-rated investments, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.
Certain securities held by a Fund, including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value may decrease in a rising interest rate market, as will the value of a Fund’s net assets.
In response to adverse publicity or investor perceptions, the secondary market for high yield securities may at times become less liquid making it more difficult for a Fund to accurately value or dispose of high yield securities. To the extent a Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuing such securities because there is less reliable and objective data available.
Special tax considerations are associated with investing in high yield bonds structured as zero-coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds. A Fund may retain a portfolio security whose rating has been changed.

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LIBOR
Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Money Market Instruments
Each Fund may invest in cash and money market securities in order to take a temporary defensive position or have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.
Each Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A‑1 or A‑2 by S&P® or Prime‑1 or Prime‑2 by Moody’s. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.
Repurchase Agreements
Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms that is a party to a repurchase agreement with a Fund. In the event of a default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price a Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods of time, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

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Depository Receipts
Each Fund may invest in, or obtain exposure to, the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.
A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored Depositary Receipts generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the Depositary Receipt holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. Each Fund may invest in sponsored and unsponsored Depositary Receipts.
Foreign Securities
Each Fund may invest in securities issued by foreign companies. The Adviser considers foreign companies to be companies domiciled or headquartered outside of the U.S., or whose primary business activities or principal trading markets are located outside of the U.S. Each Fund will limit its investments in such securities to 25% of its net assets.
Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.
The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.
In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. Although it is unclear how withdrawal negotiations will be concluded, United Kingdom businesses are increasingly preparing for a disorderly Brexit, which could have severe consequences for the people, businesses and economies of the United Kingdom and the EU, as well as those of the broader global economy. Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. It is possible that measures could be taken to revote the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the uncertain consequences of Brexit and the political divisions both within the United Kingdom and between the United Kingdom and the EU highlighted by the referendum vote, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

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Registered Investment Companies
Each Fund may invest up to 15% of its net assets in shares of registered investment companies, including other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.
Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.
Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.
Temporary Investments
Each Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments such as U.S. Treasury Bills, commercial paper or repurchase agreements (cash). A Fund may maintain a temporary defensive position for prolonged periods, until such time as it can find securities that meet its investment criteria. As a result, a Fund will not be able to achieve its investment objective of long-term capital appreciation or capital appreciation to the extent it invests in cash. When each Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.
Each Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. The Adviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds assets in cash (or cash equivalents) and otherwise uninvested, the ability of the Fund to meet its objective may be limited.
Foreign Currency Transactions
Although the Funds value their assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. A Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank at which a Fund maintains such an account becomes insolvent, the Fund could suffer a loss of some or all of the amounts deposited. A Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies. A Fund may hedge its foreign currency exposure under normal market conditions.
The Funds may enter into forward currency contracts. As required under the 1940 Act, when a Fund enters into forward contracts or currency futures, the Adviser will earmark or cause the Fund’s custodian to designate on the Fund’s records or the Fund’s custodian’s records cash or liquid portfolio securities equal to the Fund’s daily net liability, with regard to cash-settled contracts, and equal to the full notional value of the contract, with regard to contracts that are not cash settled. (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the custodian on its records, are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

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Certain transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds).
A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, each Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, the Fund might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedges.” Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.
The cost to a Fund of engaging in forward currency contracts or currency futures contracts varies with factors such as the interest rate environments in the relevant countries, the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract.
Futures Contracts and Index Futures Contracts
A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.
An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.
A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.
Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.
There are certain investment risks associated with futures transactions. These risks include: (1) dependence on the Adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

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In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s returns.
The Funds will only invest in futures contracts after complying with the requirements of the Commodity Futures Trading Commission (“CFTC”). Pursuant to CFTC Rule 4.5, the Trust has filed a notice of exemption from registration as a commodity pool operator in respect of each Fund. To rely on the exemption, a Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC. In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s NAV. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s NAV.
Use of Segregated and Other Special Accounts
Use of derivatives, like futures and options, will require, among other things, that a Fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid securities equal to the exercise price.
Over-the-counter (“OTC”) options entered into by a Fund, including those on securities or indexes, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund may not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC options transactions, it will be subject to counterparty risk.
In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.
Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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Exchange-Traded Funds
Each share of an Exchange-Traded Fund (“ETF”) represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.
Traditional ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies.
ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.
Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the NAV per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its NAV.
The Funds intend to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in a Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of its total outstanding securities during any period of less than 30 days.
The Funds will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act. If an ETF in which a Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustees’ fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein.
There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because certain ETFs in which the Funds may invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Adviser believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

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Cybersecurity Considerations
With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.
PORTFOLIO TURNOVER
None of the Funds actively trade for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The annual portfolio turnover rate indicates changes in a Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. High portfolio turnover in any year (100% or higher) will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.
DISCLOSURE OF PORTFOLIO HOLDINGS
Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian
The Funds have entered into arrangements with certain third-party service providers (fund administrator, independent registered public accounting firm and custodian) for services that require these groups to have access to each Fund’s portfolio on a daily basis. For example, the Funds’ administrator is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit that requires the Funds’ independent registered public accounting firm to review each Fund’s portfolio. In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings. Each of these parties is contractually and/or ethically prohibited from sharing a Fund’s portfolios unless specifically authorized by the Funds.

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Rating and Ranking Organizations
The Funds may provide their portfolio holdings to the following rating and ranking organizations:
Morningstar®, Inc.
Lipper
Standard & Poor’s® Ratings Group
Bloomberg™, L.P.
Thomson™ Financial Research
Value Line, Inc.
Vickers Stock Research
The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.
The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to ten business days following the end of the period.
Other Disclosure
Each Fund publishes its top ten holdings at the end of each calendar quarter on its website at www.intrepidcapitalfunds.com. This information is updated approximately 15 to 30 business days following the end of each fiscal quarter. It is available to anyone that visits the website.
The disclosure referenced above is in addition to the portfolio disclosure in annual and semiannual shareholder reports and on Form N-Q, which disclosures are filed with the SEC within 60 days of each fiscal quarter end. Beginning April 30, 2020, monthly portfolio disclosures will be filed with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.
Oversight
The officers of the Trust are responsible for decisions authorizing the disclosure of portfolio holdings. The Trust’s Chief Compliance Officer addresses issues relating to the disclosure of portfolio holdings, including whether there are any conflicts between the shareholders of the Funds and those of the Adviser or any other affiliate of the Funds, in its annual report to the Board.
TRUSTEES AND OFFICERS OF THE TRUST
Board Leadership Structure
As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board. The Board is responsible for the overall management of the Trust. This includes the general supervision and review of each Fund’s investment policies and activities. The Board approves all significant agreements between the Trust and those parties furnishing services to it, which include agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board appoints officers who conduct and administer each Fund’s day-to-day operations. The Trust has an audit committee consisting solely of the two independent trustees. The audit committee plays a significant role in risk oversight as it meets annually with the auditors of the Funds and periodically with the Funds’ Chief Compliance Officer. The Trust does not have a Chairman of the Board. As President of the Trust, Mr. Mark Travis is the presiding officer at all meetings of the Board. The Trust does not have a lead independent trustee. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

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Trustees’ and Officers’ Information
Certain important information regarding each of the trustees and officers of the Trust (including their principal occupations for at least the last five years) is set forth on the following pages.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(1)
Mark F. Travis c/o Intrepid Capital Management Funds Trust 1400 Marsh Landing Pkwy. Suite 106 Jacksonville Beach, FL 32250 Age: 58	Trustee, President and Chief Compliance Officer	Indefinite Term; Since November 2004	President, Intrepid Capital Management, Inc. (1995-present); Chief Executive Officer, Intrepid Capital Management, Inc. (2003-present).	Four	None

(1)
“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust. Mr. Travis is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees(1)
Peter R. Osterman, Jr. c/o Intrepid Capital Management Funds Trust 1400 Marsh Landing Pkwy. Suite 106 Jacksonville Beach, FL 32250 Age: 71	Trustee	Indefinite Term; Since November 2004
Retired, former Senior Vice President and Chief Financial Officer, HosePower U.S.A. (an industrial tool distributor) (2010-November 2017), Chief Financial Officer, Standard Precast, Inc. (an industrial concrete casting company) (June 2017-October 2017), Chief Financial Officer, JAX Refrigeration, Inc. (a commercial refrigeration construction company) (April 2016- June 2017).
				Four	None
Ed Vandergriff, CPA c/o Intrepid Capital Management Funds Trust 1400 Marsh Landing Pkwy. Suite 106 Jacksonville Beach, FL 32250 Age: 70	Trustee	Indefinite Term; Since November 2004	President, Development Catalysts (a real estate finance and development company) (2000-present).	Four	None

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(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officer
Donald C. White c/o Intrepid Capital Management Funds Trust 1400 Marsh Landing Pkwy. Suite 106 Jacksonville Beach, FL 32250 Age: 59	Treasurer and Secretary	Indefinite Term; Since November 2004	Chief Financial Officer, Intrepid Capital Management Inc. (2003-present).	N/A	N/A
Trustees’ Qualifications and Experience
The Board believes that each of the trustees has the qualifications, experience, attributes and skills appropriate to their continued service as trustees of the Trust in light of the Trust’s business and structure. The trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual trustee. The information provided below, and in the table above, is not all-inclusive. Many of the trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the trustees have the appropriate attributes and experience to continue to serve effectively as trustees of the Trust.
Mark F. Travis has been a trustee and a portfolio manager of the Funds since the inception of the fund family. Mr. Travis has broad experience and skill as a portfolio manager, as well as familiarity with the investment strategies utilized by the Adviser.
Peter R. Osterman, Jr., has served as a trustee of the Trust since 2004. Besides his service as a trustee, Mr. Osterman has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial products and financial statements.
Ed Vandergriff, CPA, has served as a trustee of the Trust since 2004.  Besides his service as a trustee, Mr. Vandergriff’s experience as an employer and president of a real estate finance and development company has honed his understanding of financial statements and the complex issues that confront businesses. Executive Vice President and Chief Financial Officer of the Haskel Company, a large design and construction firm.

Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

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The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it generally meets semi-annually with the independent registered public accounting firm of the Funds.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Trustees Ownership of Funds as of December 31, 2019
The following table shows the amount of dollars in the Funds owned by the Trustees as of the calendar year ended December 31, 2019 using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and Over $100,000.

Dollar Range of Shares Owned:	Interested Trustee:	Independent Trustees:
	Mark F. Travis	Peter R. Osterman, Jr.	Ed Vandergriff, Jr.
Intrepid Capital Fund	Over $100,000	Over $100,000	$10,001-50,000
Intrepid Endurance Fund	Over $100,000	None	None
Intrepid Income Fund	Over $100,000	None	Over $100,000
Intrepid Disciplined Value Fund	Over $100,000	None	None
Aggregate Dollar Range of Equity Securities in the Intrepid Capital Management Funds Trust	Over $100,000	Over $100,000	Over $100,000
Compensation
Effective February 21, 2019, the Trust’s standard method of compensating non-interested Trustees is to pay each such Trustee an annual retainer of $12,000 (which is then invested in shares of the Funds as designated by each Trustee) and a fee of $1,000 for each meeting of the Board attended. The non-interested Trustees also receive a fee of $1,250 for each Audit Committee meeting attended. Prior to February 21, 2019, the non-interested Trustees received an annual retainer of $16,000, a fee of $1,000 for each meeting of the Board attended, and a fee of $1,250 for each Audit Committee meeting attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation paid by the Trust to each Trustee during the Trust’s fiscal year ended September 30, 2019 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust*	Pension or Retirement Benefits Accrued As Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
Peter R. Osterman, Jr.	$18,500	$0	$0	$0
Ed Vandergriff, CPA	$18,500	$0	$0	$0
Interested Trustee
Mark F. Travis	$0	$0	$0	$0
_______________________
*Trustee fees and expenses are allocated among the Funds in the Trust.
Committees
The Board has created an Audit Committee, whose members are Mr. Osterman and Mr. Vandergriff. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Trust’s internal controls and to review certain other matters relating to the Trust’s independent registered public accounting firm and financial records. See below for additional

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information on the duties and responsibilities of the Audit Committee. The Trust’s Board of Trustees has no other committees. The Audit Committee met two times during the Trust’s fiscal year ended September 30, 2019.
In overseeing the independent registered public accounting firm (the “Auditor”), the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the President and Treasurer; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.
In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the Audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms. Based on the Audit Committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.
Proxy Voting Policy
Each Fund votes proxies in accordance with the Adviser’s proxy voting policy. The Adviser votes proxies in a manner that it believes is consistent with the economic best interests of each Fund. In accordance with its duty of care, the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.
With respect to routine matters, the Adviser will tend to vote with management, although it reserves the right to vote otherwise. Routine proposals are those that do not change the structure, bylaws or operations of the company.
The Adviser generally supports management with respect to social, environmental, or political proposals.
The Adviser generally votes against poison pills, green mail, super-majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the Fund. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not.
In circumstances that the Adviser would vote against management’s recommendations, an explanation as to the reason for divergence from the recommendation would be documented and maintained by the Adviser.
There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund. In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording the Board the opportunity to direct the Adviser in the voting of such securities.
Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve‑month period ending June 30 is available, without charge, at the Fund’s website at www.intrepidcapitalfunds.com or the website of the SEC at https://www.sec.gov.
Code of Ethics
The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j‑1 under the 1940 Act. Subject to certain conditions, the code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling

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securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Funds.
MANAGEMENT OWNERSHIP, PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control. As of December 31, 2019, the following shareholders were considered to be principal shareholders of a Fund:
Intrepid Capital Fund – Investor Class

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	17.75%	Record	Fidelity Global Brokerage Group, Inc.	DE

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	13.57%	Record	The Charles Schwab Corporation	DE

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	13.31%	Record	N/A	N/A
Intrepid Capital Fund – Institutional Class

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	53.81%	Record	The Charles Schwab Corporation	DE
Intrepid Endurance Fund – Investor Class

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	51.39%	Record	Fidelity Global Brokerage Group, Inc.	DE

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	19.51%	Record	The Charles Schwab Corporation	DE

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.31%	Record	N/A	N/A

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Intrepid Endurance Fund – Institutional Class

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	59.68%	Record	The Charles Schwab Corporation	DE

National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	17.53%	Record	Fidelity Global Brokerage Group, Inc.	DE
Intrepid Income Fund – Institutional Class*

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	58.12%	Record	The Charles Schwab Corporation	DE

Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	13.47%	Record	The Bank of New York Mellon	DE

National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	6.65%	Record	Fidelity Global Brokerage Group, Inc.	DE

*	The Investor Class shares of the Intrepid Income Fund are not currently available for sale.
Intrepid Disciplined Value Fund – Investor Class*

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	37.73%	Record	The Charles Schwab Corporation	DE

Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	35.94%	Record	The Bank of New York Mellon	DE

*	The Institutional Class shares of the Intrepid Disciplined Value Fund are not currently available for sale.
As of December 31, 2019, the Trustees and Officers as a group owned less than 1% of the outstanding shares of each of the Intrepid Capital Fund and the Intrepid Endurance Fund; the Trustees and Officers as a group owned approximately 1% of the Intrepid Income Fund and Intrepid Disciplined Value Fund.
MANAGEMENT OF THE TRUST
Investment Adviser
The investment adviser to each Fund is Intrepid Capital Management, Inc., 1400 Marsh Landing Parkway, Suite 106, Jacksonville Beach, Florida, 32250. The Adviser is a wholly-owned subsidiary of Intrepid Capital Corporation.
Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (collectively, the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Trustees of the Trust may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund. Under

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the Advisory Agreements, the Adviser, at its own expense and without separate reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds and maintaining their organization; bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds’ Service and Distribution Plan, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and trustees of the Trust (except the fees paid to trustees who are not officers of the Trust). For the foregoing, (i) the Intrepid Capital Fund and the Disciplined Value Fund pay the Adviser a monthly fee based on each of the Fund’s average daily net assets at the annual rate of 1.00% on the first $500 million of each of the Fund’s average daily net assets and 0.80% of each of the Fund’s average daily net assets in excess of $500 million; (ii) the Intrepid Endurance Fund pays the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets; and (iii) the Intrepid Income Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.
The Funds pay all of their expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing the registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering their shares with the SEC and in various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions. The Trust also pays the fees of trustees who are not officers of the Trust, auditing and accounting services, fees and expenses of any custodian having custody of assets of the Funds, expenses of calculating NAVs and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.
Pursuant to the Advisory Agreements, the Adviser has undertaken to reimburse each Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 3.00% (currently no state imposes such restrictions).
In addition, under separate agreements, for each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse the Funds to the extent necessary to ensure that net annual operating expenses (excluding acquired fund fees and expenses and for the Intrepid Capital Fund and the Intrepid Endurance Fund, excluding Rule 12b-1 fees) do not exceed a stated maximum percentage (“cap”) for the period ending on January 31, 2021. Under these agreements, the Adviser may recapture waived fees and expenses it pays for a three-year period under specified conditions (in no event may a Fund’s expenses exceed the expense limitation). As of the date of this SAI, the expense cap for each Fund is as follows:

Fund	Expense Cap
Intrepid Capital Fund
Investor Class	1.15%
Institutional Class	1.15%
Intrepid Endurance Fund
Investor Class	1.15%
Institutional Class	1.15%
Intrepid Income Fund
Investor Class*	1.15%
Institutional Class	0.90%
Intrepid Disciplined Value Fund
Investor Class	1.30%
Institutional Class*	1.05%

*	Not currently available for sale.
Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of

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such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.
The Advisory Agreements will remain in effect as long as their continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund; and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the majority of the applicable Fund’s shareholders on a 60‑day written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.
Each Advisory Agreement provides that the Adviser shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, trustees and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
The table below shows the amount of advisory fees paid by each of the Funds and the amount of fees waived and/or reimbursed by the Adviser for the fiscal years shown.

	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Adviser	Recouped Fees and Expenses to Advisor	Net Advisory Fees Paid to the Adviser
Intrepid Capital Fund
Year Ended September 30, 2019	$1,860,499	$235,555	$0	$1,624,944
Year Ended September 30, 2018	$3,794,898	$223,729	$0	$3,571,169
Year Ended September 30, 2017	$4,091,598	$152,608	$0	$3,938,990

Intrepid Endurance Fund
Year Ended September 30, 2019	$1,004,164	$170,106	$0	$834,058
Year Ended September 30, 2018	$1,495,100	$164,533	$0	$1,330,567
Year Ended September 30, 2017	$2,280,545	$129,391	$0	$2,151,154

Intrepid Income Fund
Year Ended September 30, 2019	$479,789	$119,285	$0	$360,504
Year Ended September 30, 2018	$568,931	$96,554	$0	$472,377
Year Ended September 30, 2017	$604,880	$85,208	$0	$519,672

Intrepid Disciplined Value Fund
Year Ended September 30, 2019	$399,116	$130,233	$0	$268,883
Year Ended September 30, 2018	$376,215	$65,575	$0	$310,640
Year Ended September 30, 2017	$488,194	$54,608	$0	$433,586
Waived fees and/or reimbursed expenses subject to potential recovery by the Adviser by year of expiration are as follows:

	Year of Expiration
	2020	2021	2022
Intrepid Capital Fund	$152,608	$223,729	$235,555
Intrepid Endurance Fund	$129,391	$164,533	$170,106
Intrepid Income Fund	$85,208	$96,554	$119,285
Intrepid Disciplined Value Fund	$54,608	$65,575	$130,233

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Administrator
The administrator to the Trust is U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator” or “Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) entered into between the Trust and the Administrator relating to the Funds, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For providing the foregoing services, the Administrator receives an asset-based fee, subject to certain conditions. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust upon the giving of a 90-day written notice to the Administrator, or by the Administrator upon the giving of a 90 day written notice to the Trust.
Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.
The table below shows the amount of fees paid by each Fund to the Administrator for the fiscal years shown.

	Year Ended September 30,
	2019	2018	2017
Intrepid Capital Fund	$145,866	$288,533	$299,124
Intrepid Endurance Fund	$78,517	$113,096	$166,925
Intrepid Income Fund	$51,098	$57,676	$59,190
Intrepid Disciplined Value Fund	$32,701	$29,327	$36,172
Custodian
U.S. Bank, N.A., (the “Custodian”) 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of Fund Services and the Distributor, serves as custodian of the assets of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the Custodian has agreed to (i) maintain a separate account in the name of each Fund; (ii) make receipts and disbursements of money on behalf of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and; (v) make periodic reports to each Fund concerning the Fund’s operations.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Trustees have delegated to U.S. Bank certain responsibilities for such assets, as permitted by Rule 17f-5. U.S. Bank and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.
Transfer Agent, Dividend Disbursing Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, also serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Agreement. As transfer and dividend disbursing agent, the Transfer Agent has agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds.
In addition, the Trust has entered into a Fund Accounting Servicing Agreement with Fund Services pursuant to which Fund Services has agreed to maintain the financial accounts and records of the Funds and provide other accounting services to the Funds.

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Distributor
Quasar Distributors, LLC (the “Distributor”), an affiliate of Fund Services and the Custodian, acts as distributor for the Funds under a Distribution Agreement. Its principal business address is 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202. The Distributor sells each Fund’s shares on a best efforts basis. Shares of the Funds are offered continuously.
For the fiscal year ended September 30, 2019, the Distributor received $102,662 as compensation from the Trust for distribution services for the Trust.
PORTFOLIO MANAGERS
The sole investment adviser to the Funds is Intrepid Capital Management, Inc. The portfolio managers for the Funds have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2019.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Travis	0	1	9	0	1	0
	$0	$24 million	$14 million	$0	$24 million	$0

Clay Kirkland	0	0	2	0	0	0
	$0	$0	$1.5 million	$0	$0	$0

Matt Parker	0	0	5	0	0	0
	$0	$0	$4 million	$0	$0	$0

Hunter Hayes	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

Joe Van Cavage	0	0	5	0	0	0
	$0	$0	$4 million	$0	$0	$0
The portfolio managers are responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account, the fact that one account has a performance-based investment advisory fee and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades among the Funds and other accounts). The Adviser has developed policies and procedures reasonably designed to mitigate these conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to effect cross trades and policies to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2019.

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Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method)
Mark Travis	Salary	Intrepid Capital Management, Inc.
Mr. Travis’ salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Bonus		Mr. Travis receives a bonus based on his performance and the profitability of the Adviser.
	Deferred Compensation		Mr. Travis receives deferred compensation based on a percentage of his annual salary.
Restricted Stock
Mr. Travis is eligible for grants of restricted stock, which typically vest over a 4-year period. The equity awards are granted annually, if at all, and are granted by the Board of Directors of the Advisor based on individual contributions.

Clay Kirkland	Salary	Intrepid Capital Management, Inc.
Mr. Kirkland’s salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Bonus		Mr. Kirkland receives a bonus based on his performance and the profitability of the Adviser.
Restricted Stock
Mr. Kirkland is eligible for grants of restricted stock, which typically vest over a 4-year period. The equity awards are granted annually, if at all, and are granted by the Board of Directors of the Advisor based on individual contributions.

Hunter Hayes	Salary	Intrepid Capital Management, Inc.
Mr. Hayes’ salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Bonus		Mr. Hayes receives a bonus based on his performance and the profitability of the Adviser.
Restricted Stock
Mr. Hayes is eligible for grants of restricted stock, which typically vest over a 4-year period. The equity awards are granted annually, if at all granted by the Board of Directors of the Advisor based on individual contributions.

Matt Parker	Salary	Intrepid Capital Management, Inc.
Matt Parker’s salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Bonus		Mr. Parker receives a bonus based on his performance and the profitability of the Adviser.

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Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method)
Restricted Stock
Mr. Parker is eligible for grants of restricted stock, which typically vest over a 4-year period. The equity awards are granted annually, if at all granted by the Board of Directors of the Advisor based on individual contributions.

Joe Van Cavage	Salary	Intrepid Capital Management, Inc.
Mr. Van Cavage’s salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Bonus		Mr. Van Cavage receives a bonus based on his performance and the profitability of the Adviser.
Restricted Stock
Mr. Van Cavage is eligible for grants of restricted stock, which typically vest over a 4-year period. The equity awards are granted annually, if at all granted by the Board of Directors of the Advisor based on individual contributions.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of September 30, 2019, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Shares Owned

Intrepid Capital Fund
Mark Travis	$100,001-$500,000
Hunter Hayes	$1 - $10,000
Clay Kirkland	None
Matt Parker	None
Joe Van Cavage	$1 - $10,000

Intrepid Endurance Fund
Matt Parker	$50,001 - $100,000
Joe Van Cavage	$100,001 - $500,000
Hunter Hayes	$1-$10,000

Intrepid Income Fund
Mark Travis	$100,001-$500,000
Hunter Hayes	$10,001 - $50,000
Clay Kirkland	$10,001 - $50,000

Intrepid Disciplined Value Fund
Clay Kirkland	$100,001-$500,000
Matt Parker	None
Joe Van Cavage	None
Hunter Hayes	$1 - $10,000

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DETERMINATION OF NET ASSET VALUE
The NAV of each Fund will normally be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day. On days when the NYSE is not open for trading the entire day, a Fund may, but is not obligated to, determine its NAV.
The per share NAV of a Fund is determined by dividing the value of the Fund’s net assets (i.e., its assets less its liabilities) by the total number of its shares outstanding at that time. Due to the fact that different expenses are charged to the Institutional Class and Investor Class of the Funds, the NAV of the two classes of a Fund may vary. In determining the NAV of each Fund’s shares, securities that are listed on national securities exchanges (other than NASDAQ® as defined below) are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities that are traded on the NASDAQ® Global Select Market, NASDAQ® Global Market or the NASDAQ® Capital MarketSM (collectively “NASDAQ® traded securities”) are valued at the NASDAQ® Official Closing Price (“NOCP”). If there are no sales on a given day for securities traded on an exchange, the security will be priced at the mean between the current ask an bid prices; provided, however, that in the event the spread between the bid and offer is so large that in the judgment of the Adviser using the mean would overstate the value of a security, the Adviser, under the oversight of the Board, shall determine the fair value of such security. If there is not a NOCP for a security traded on NASDAQ® or a sale price available for an over-the-counter security, the security will be priced at the mean between the current ask and bid prices; provided however, that in the event the spread between the bid and offer is so large that in the judgement of the Adviser using the mean would overstate the value of a security, the Adviser, under the oversight of the Board shall determine the fair value of such security.
Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV). Debt securities, such as corporate bonds, convertible bonds, senior loans, preferred securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.
Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates.
Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.
Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.
Any securities or other assets for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. In determining fair value, the Board of Trustees considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets

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of foreign securities. The Board of Trustees utilizes a service provided by an independent third party to assist in fair valuation of certain securities.

DISTRIBUTION OF SHARES
The Trust has adopted a Service and Distribution Plan (the “Plan”). The Plan was adopted in anticipation that the Investor Class shares of the Funds, will benefit from the Plan through increased sale of shares, thereby reducing the expense ratio of each Fund’s Investor Class of shares and providing the Adviser greater flexibility in management. The Plan authorizes payments by each Fund’s Investor Class in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the average daily net assets of each Fund’s Investor Class of shares. Amounts paid under the Plan by the Investor Class may be spent by a Fund on any activities or expenses primarily intended to result in the sale of Investor Class shares of the Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one that a Fund may finance without a plan pursuant to Rule 12b‑1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.
The Plan may be terminated by a Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b‑1 Trustees”) or by a vote of a majority of the outstanding shares of the Fund. Mr. Osterman and Mr. Vandergriff are currently the Rule 12b‑1 Trustees. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires the approval of the Board of Trustees, including the Rule 12b‑1 Trustees, and a majority of the Fund’s outstanding shares.
While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or officers of the Trust. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b‑1 Trustees.
The tables below show the amount of 12b-1 fees paid by the Investor Class shares of each Fund for the fiscal year ended September 30, 2019.

12b-1 fees paid
Fund	Year Ended September 30, 2019
Intrepid Capital Fund – Investor Class	$120,183
Intrepid Endurance Fund – Investor Class	$141,326
Intrepid Income Fund – Investor Class(1)	$0
Intrepid Disciplined Value Fund – Investor Class	$48,576

(1)	Investor Class shares of the Intrepid Income Fund are currently not available for sale.
For the fiscal year ended September 30, 2019, the following amounts were paid pursuant to the Distribution Plan:

	Intrepid Capital Fund – Investor Class	Intrepid Endurance Fund – Investor Class	Intrepid Income Fund – Investor Class(1)	Intrepid Disciplined Value Fund – Investor Class
Advertising and Marketing	$14,002	$8,377	$0	$3,323
Printing and Postage	$0	$0	$0	$0
Payment to distributor	$46,800	$26,064	$0	$9,016
Payment to dealers	$57,139	$104,361	$0	$34,056
Compensation to sales personnel	$0	$0	$0	$0
Other Marketing Expenses	$2,242	$2,524	$0	$2,181

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(1)	Investor Class shares of the Intrepid Income Fund are currently not available for sale.
The Adviser and/or its subsidiaries or affiliates (“Adviser Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds (“Payments”). Any Payments made by Adviser Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Adviser Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. Adviser Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Adviser Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund. In addition, Adviser Entities may make Payments to Intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
Adviser Entities may determine to make Payments based on any number of metrics. For example, Adviser Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more of the Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. The Adviser anticipates that the Payments paid by Adviser Entities in connection with the Funds will be immaterial to Adviser Entities in the aggregate for the current fiscal year.
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES
The Funds offer an automatic investment option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account on the schedule (e.g., monthly or quarterly) the shareholder selects. The minimum initial amount of investment in each Fund is $2,500 for Investor Class shares and $250,000 for Institutional Class shares ($2,500 for Institutional Class shares of the Intrepid Income Fund). Subsequent investments in the Investor Class or Institutional Class shares of a Fund may be made with a minimum investment of $100.
The Funds offer a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members can be used for telephone transactions. Shares will be purchased at the NAV calculated on the day of your purchase order if your purchase order is received prior to the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time). The minimum amount that can be transferred by telephone is $100.
Anti-Money Laundering Program
The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners cannot be adequately verified under the provisions of the USA PATRIOT Act.

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REDEMPTION OF SHARES
The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques. As of the date of this Prospectus, the Funds also have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs.
If the Board shall determine that it is in the best interest of the shareholders of a Fund, and subject to such Fund’s compliance with applicable regulations, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charge when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
The Funds have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund.
A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.
Each Fund imposes a 2% redemption fee on the value of shares redeemed 30 days or less after purchase. The 2% redemption fee does not apply to exchanges between the Funds. The redemption fee will not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through systematic programs such as the systematic withdrawal plan, automatic investment plan and systematic exchange plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.
In calculating whether a redemption of a Fund’s shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current NAV of the shares as of the redemption date.
SYSTEMATIC WITHDRAWAL PLAN
An investor who owns Investor Class shares of a Fund worth at least $10,000 (at least $350,000 in the case of the Institutional Class shares of a Fund) at the current NAV may, by completing an application which may be obtained from the Trust or the Transfer Agent, create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the investor at regular intervals. To establish a SWP for the Intrepid Income Fund, your account must have a balance of at least $10,000. To establish the SWP, the investor deposits Fund shares with the Trust and appoints the Trust as agent to effect redemptions of shares held in the account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Trust is required. The investor’s signature may be required to be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.
The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at NAV. Redemptions will be made in accordance with the schedule (e.g., monthly, quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption is a weekend or a holiday, such redemption will be made on the next business day. Because a SWP may reduce, and eventually deplete, your account over time, investors may want to consider reinvesting all income dividends and capital gains distributions payable by each Fund. The investor may purchase or transfer additional Fund shares in his or her account at any time.
Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested,

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and the fluctuation in the value of a Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.
The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying the Fund in writing five days prior to the effective date.
INACTIVE ACCOUNTS
It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
ALLOCATION OF INVESTMENT OPPORTUNITIES
Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds. Although securities of a particular company may be eligible for purchase by the Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not another, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.
There may also be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.
If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts (“block trades”). To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures to ensure that the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions. No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed. Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.
It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, the Adviser may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not affected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.
ALLOCATION OF PORTFOLIO BROKERAGE

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General
Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Trust’s Board of Trustees. Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Trust’s Board of Trustees. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Funds. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to a Fund means the best net price (namely, the price after giving effect to commissions, if any). Over‑the‑counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when a market maker sells a security and “markdowns” when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.
In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion.
Brokerage Commissions
An aggregate brokerage commission paid by each Fund for the following fiscal years is shown in the table below.

Fund	2019	2018	2017
Intrepid Capital Fund	$311,704	$347,260	$275,270
Intrepid Endurance Fund	$139,108	$95,706	$104,693
Intrepid Income Fund	$3,446	$11,330	$7,384
Intrepid Disciplined Value Fund	$111,230	$39,727	$14,896
Aggregate brokerage commissions paid by each Fund to brokers who provided brokerage and research services for the fiscal year ended September 30, 2019 are shown in the table below.

Fund	Commissions Paid to Brokers Who Supplied Research Services	Total Dollar Amount Involved in Such Transactions
Intrepid Capital Fund	$145,567	$174,903,452
Intrepid Endurance Fund	$65,977	$59,358,767
Intrepid Income Fund	$2,101	$2,244,391
Intrepid Disciplined Value Fund	$53,395	$57,816,815
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND

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FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund will qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is

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paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward

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capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
At September 30, 2019, the Intrepid Capital Fund had short-term tax basis capital losses of $12,710,052 and long-term tax basis capital losses of $12,893,214, which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains may be offset by any of its unused capital loss carryforwards. These losses do not expire.
At September 30, 2019, the Intrepid Endurance Fund has short-term tax basis capital losses of $2,444,249 and long-term tax basis capital losses of $4,459,467 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.
At September 30, 2019, the Intrepid Income Fund had short-term tax basis capital losses of $953,862 and long-term tax basis capital losses of $4,043,215, which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry-forwards. These losses do not expire.
At September 30, 2019, the Intrepid Disciplined Value Fund has short-term tax basis capital losses of $2,985,949 which may be carried forward to offset future capital gains. To the extent that the Intrepid Disciplined Value Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. Included in the total capital loss carryforward, the Intrepid Disciplined Value Fund has a remaining short-term capital carryforward of $1,118,697 that it inherited as result of the merger with Intrepid Select Fund. These capital loss carryforwards are further subject to an annual limitation of $523,159 pursuant to Section 382 of the Internal Revenue Code.
If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders

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representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected

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straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election.

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“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events tests” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.
Taxation of Distributions
Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward

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contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
Corporate Shareholders
Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the FATCA deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.
Foreign Taxes
Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds’ foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements.

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If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund may not make the foregoing election.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates
Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders),at a rate under Section 3406 of the Code for U.S. residents of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

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Foreign Shareholders
For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, a Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if a Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.
Before investing in a Fund’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these

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regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, each Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
Under recently enacted tax legislation, a Fund may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting. The full efects of this tax legislation are not certain.. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in a Fund.
SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES
As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of a Fund; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders or if filling a vacancy would result in less than two-thirds of the trustees having been elected by shareholders. However, matters affecting only one particular class can only be voted on by shareholders of that class. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.
CAPITAL STRUCTURE
Shares of Beneficial Interest
The Trust will issue new shares of a Fund at its most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f‑2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the applicable Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.
Additional Series
The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
Conversion of Share Classes
If you hold Institutional Class shares of the Intrepid Capital Fund or the Intrepid Endurance Fund and your account balance falls below $250,000 (for any reason), the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $250,000 or more. If you do not, the Fund may convert your Institutional Class shares of the Intrepid Capital Fund or Intrepid Endurance Fund into Investor Class shares, at which time your account will be

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subject to the policies and procedures for Investor Class shares. Any such conversion will occur at the relative NAV of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares. If you hold Institutional Class shares of the Intrepid Income Fund and your account balance falls below $500 (for any reason) the Fund reserves the right to give you 60 days’ written notice to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.
Shareholders who hold Investor Class shares of a Fund that are eligible to own Institutional Class shares may convert their Investor Class shares into Institutional Class shares by providing notice to the Funds’ transfer agent on the basis of the relative NAVs of the two classes without the imposition of any fee or other charge if the account is held directly with the Fund. If the account is held through a retirement plan or other financial intermediary, then the intermediary must have a specific agreement in place with the Distributor, and the intermediary may separately charge a fee to the shareholder.
Any such conversion will occur at the respective NAVs of the share classes next calculated after (a) a Fund’s receipt of the investor’s request in good order, or (b) a Fund’s decision to convert an account from one class to another. As a result, a shareholder may receive fewer shares or more shares than originally owned at the time of conversion, depending on that day’s NAV for each class, although the total dollar value will remain the same. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, a conversion of shares of a Fund from one class to the class does not cause the shareholder or the Fund to recognize gain or loss for federal income tax purposes.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust’s Board of Trustees engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, to perform the annual audits of the Funds.
FINANCIAL STATEMENTS
The audited financial statements for the Funds are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the year or period ended September 30, 2019. Financial statements audited by the Funds’ Independent registered public accounting firm will be submitted to shareholders at least annually.

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DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

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“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

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“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.

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“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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